As filed with the U.S. Securities and Exchange Commission on August 18, 2021

1933 Act Registration No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No. ____
(Check appropriate box or boxes.)

PACER FUNDS TRUST
(Exact name of registrant as specified in charter)

500 Chesterfield Parkway
Malvern, Pennsylvania 19355
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (610)-644-8100

Joe M. Thomson, Chairman and President
Pacer Funds Trust
500 Chesterfield Parkway
Malvern, Pennsylvania 19355
(Name and Address of Agent for Service)

With Copies to:

John F. Ramirez
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Approximate Date of Proposed Public Offering:    As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing become effective on the 30th day after filing, pursuant to Rule 488 under the Securities Act of 1933, as amended, unless effectiveness is accelerated as requested by Registrant.

Title of Securities Being Offered: Shares of beneficial interest, no par value per share, in the following series of the Registrant: Pacer Pacific Asset Floating Rate High Income ETF

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

PACER FUNDS TRUST

CONTENTS OF COMBINED PROXY/REGISTRATION STATEMENT

This Registration Statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting of Shareholders
Questions and Answers
Part A – Combined Proxy Statement and Prospectus
Part B – Statement of Additional Information
Part C – Other Information Signature Page
Exhibit Index
Exhibits

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Pacific Global Senior Loan ETF
a series of Pacific Global ETF Trust
840 Newport Center Drive, 7th Floor, Newport Beach, California 92660
(866) 933-2398

into

Pacer Pacific Asset Floating Rate High Income ETF
a series of Pacer Funds Trust
500 Chesterfield Parkway, Malvern, Pennsylvania 19355
(610) 644-8100

[ ], 2021

Pacific Global Senior Loan ETF (FLRT)
a series of Pacific Global ETF Trust
840 Newport Center Drive, 7th Floor, Newport Beach, California 92660
[ ], 2021
Dear Shareholder:
On behalf of the Board of Trustees of Pacific Global ETF Trust (“Pacific Global Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Pacific Global Senior Loan ETF (ticker: FLRT) (the “Target Fund”), a series of Pacific Global Trust, on [ ], 2021, at the principal executive offices of U.S. Bank Global Fund Services (the administrator the Target Fund and to the Acquiring Fund), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Central time.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of [ ], 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of the Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into a new fund (“Pacer Pacific Asset Floating Rate High Income ETF,” the “Acquiring Fund”) (each the Target Fund and the Acquiring Fund, a “Fund,” and together, the “Funds”), which is a newly created series of Pacer Funds Trust (“PFT”). The Target Fund and the Acquiring Fund each have the same investment objective: each Fund seeks to provide a high level of current income.
The Acquiring Fund will have a management fee of 0.60% of its average daily net assets, whereas the Target Fund has a management fee of 0.68% of its average daily net assets.
The investment strategies of the Funds, and the corresponding risks, are similar, but there are some important differences. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans. Under normal circumstances, the Acquiring Fund will seek to invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans and other adjustable rate securities. The Acquiring Fund may invest a significant portion of its assets in adjustable rate securities. As part of the Acquiring Fund’s principal investment strategies, the Acquiring Fund’s investments in adjustable rate securities can include collateralized loan obligations (“CLOs”), asset-backed securities, and commercial mortgage backed securities (“CMBS”). Both Funds seek to provide a high level of current income as their investment objective. With respect to the portion of the Acquiring Fund that is invested in floating rate loans (including senior loans), the risks are identical to that of the Target Fund. With respect to the portion of the Acquiring Fund that is invested in adjustable rate securities, there are additional risks related to those security types.
The Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency.
The following table shows shares of the Acquiring Fund that will be issued to shareholders of the Target Fund.

Target Fund		Acquiring Fund
Pacific Global Senior Loan ETF	à	Pacer Pacific Asset Floating Rate High Income ETF

The Acquiring Fund was established solely for the purpose of acquiring the assets of the Target Fund and continuing the Target Fund’s business (the “Reorganization”). Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund.
The Acquiring Fund will be managed by Pacer Advisors, Inc. (“Pacer”), whereas the Target Fund was managed by Pacific Global Advisors LLC (“Pacific Global”). Pacific Asset Management LLC (“PAM” or the “Sub-Adviser”), which serves as sub-adviser to the Target Fund, will remain the sub-adviser to the Acquiring Fund.
Additional information about the Acquiring Fund is included in Appendix D of the Combined Proxy Statement and Prospectus and in the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.
YOUR VOTE IS IMPORTANT.

The Board of Trustees of Pacific Global Trust believes that the proposed Reorganization is in the best interest of the Target Fund’s shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.
You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touchtone using the toll-free number listed in the proxy voting instructions; or
•In person at the special shareholder meeting on [ ], 2021.
Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, [Proxy Vendor] at [phone number].
Your vote is very important to us. Thank you for your response and for your continued investment in the Pacific Global Senior Loan ETF.
Respectfully,

[signature block]

Pacific Global Senior Loan ETF (FLRT)
a series of Pacific Global ETF Trust
840 Newport Center Drive, 7th Floor, Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [ ], 2021

To the Shareholders of the Pacific Global Senior Loan ETF:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Pacific Global Senior Loan ETF (the “Target Fund”), a series of Pacific Global ETF Trust (“Pacific Global Trust”), is to be held on [ ], 2021 at 11:00 a.m. Central time, at the offices of U.S. Bank Global Fund Services (the administrator the Target Fund and to the Acquiring Fund), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of [ ], 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote on the following proposal:
•To approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Pacific Global Trust Board of Trustees, which provides for the reorganization (the “Reorganization”) of the Target Fund, a series of Pacific Global Trust, into the Pacer Pacific Asset Floating Rate High Income ETF, a newly created series of Pacer Funds Trust (“PFT”).
The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on August 27, 2021, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.
If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.
This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at [website], or by calling (toll-free) [phone number]. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.
By order of the Board of Trustees of Pacific Global Trust,

[signature block]
[ ], 2021

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, or by automated touch-tone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch-tone: The toll-free number for automated touch-tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you have any questions regarding the proposal, the proxy card, or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, [Proxy Vendor], at [phone number]. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by [Proxy Vendor], Pacific Global ETF Trust, Pacific Global Advisors LLC, or any of their affiliates, in any case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, as discussed above, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Pacific Global Senior Loan ETF (FLRT)
a series of Pacific Global ETF Trust
840 Newport Center Drive, 7th Floor, Newport Beach, California 92660

QUESTIONS AND ANSWERS
Question: What is this document and why did you send it to me?
Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Pacific Global Senior Loan ETF (the “Target Fund”), a series of Pacific Global ETF Trust (“Pacific Global Trust”), and a prospectus for the shares of the Pacer Pacific Asset Floating Rate High Income ETF (the “Acquiring Fund”) (each the Target Fund and the Acquiring Fund, a “Fund”, and together, the “Funds”), a newly created series of Pacer Funds Trust (“PFT”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between Pacific Global Trust and PFT (the “Plan”), a form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the shares of the Acquiring Fund. Approval of the Target Fund’s shareholders is required to proceed with the Reorganization. If the shareholders of the Target Fund do not approve the proposal, then the Reorganization will not be implemented and the Board of Trustees of Pacific Global Trust (the “Board”) will consider what further actions to take including the liquidation of the Target Fund.
The Proxy Statement contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.
Question: How does the Pacific Global Trust Board of Trustees recommend that I vote?
Answer: After careful consideration, the Board unanimously recommends that shareholders of the Target Fund vote “FOR” the Plan. Based on the recommendation of Pacific Global, the Board approved the Reorganization and recommends that shareholders of the Target Fund approve the Reorganization. The Board considered a number of factors in recommending the Reorganization, including the following:
•the Reorganization will result in a lower management fee and expense ratio for the Acquiring Fund when compared to the Target Fund’s management fee and expense ratio;
•shareholders should expect continuity in their investment experience because the Acquiring Fund’s investment objective will be identical, and its investment strategies will be similar, to those of the Target Fund;
• the portfolio managers who manage the Target Fund will manage the Acquiring Fund;
•the Acquiring Fund will assume the historical performance of the Target Fund;
•neither the Target Fund nor the Acquiring Funds will bear any expenses relating to the reorganization; and
•the Reorganization is expected to constitute a tax-free reorganization and, therefore, that it is expected that Target Fund shareholders will not recognize gain or loss for federal income tax purposes as a direct result of the Reorganization.
Question: What is the purpose of the Reorganization?
Answer: Pacific Global Advisors LLC (“Pacific Global”), the investment adviser to the Target Fund, has informed the Board of Trustees of Pacific Global Trust that it no longer desires to serve as investment adviser to the Target Fund due to [Pacific Global’s view that it is in the best interest of the Target Fund’s shareholders to own shares in, among other things, a larger ETF managed by an investment adviser with marketing capabilities that increase the likelihood of raising additional assets]. Pacific Global proposed the Reorganization to enable shareholders of the Target Fund to maintain their investment in an actively-managed exchange traded fund that seeks to provide a high level of current income without incurring the effects of a taxable liquidation of the Target Fund. The primary purpose of the Reorganization is to move the investment portfolios and shareholders presently associated with the Target Fund to the Acquiring Fund. Pacific Global recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, Pacer Advisors, Inc. (“Pacer Advisors”) will serve as the investment adviser for the Acquiring Fund. In addition, the Reorganization will allow Pacer Advisors to leverage its resources for and focus its marketing and distribution efforts on the Acquiring Fund. Pacer Advisors is a strategy-driven ETF provider managing [48] ETFs with over $[ ] billion in assets under management as of [July 31, 2021]. After careful consideration, the Pacific Global Trust Board approved the reorganization of the Target Fund into the Acquiring Fund.
Question: How will the Reorganization work?
Answer: As part of the Reorganization, new series of PFT, referred to as the “Acquiring Fund,” has been created. The investment strategies of the Funds, and the corresponding risks, are similar in certain respects, but there are some important differences. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans (the Target Fund’s “80% Policy”). Under normal circumstances, the Acquiring Fund will seek to invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans and other adjustable rate securities (the Acquiring Fund’s “80% Policy”). As part of the Acquiring Fund’s principal investment strategies, the Fund’s investments in adjustable rate securities can include collateralized loan obligations (“CLOs”), asset-backed securities, and commercial mortgage backed securities (“CMBS”).
Both Funds seek to provide a high level of current income as their investment objective. With respect to the portion of the Acquiring Fund that is invested in floating rate loans (including senior loans), the risks are nearly identical to that of the Target Fund. With respect to the portion of the Acquiring Fund that is invested in adjustable rate securities, there are additional risks related to those security types, as described further below. Pacific Asset Management LLC (the “Sub-Advisor” or “PAM”) serves as sub-advisor to both the Target Fund and the Acquiring Fund. PAM’s security selection process and investment philosophy for the Target Fund is the same in all material respects for the Acquiring Fund, other than additional the security types in which the Acquiring Fund will invest.
The Acquiring Fund is newly organized and has no assets or liabilities. If the Target Fund’s shareholders approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.
Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about [ ], 2021.
Question: Will I become an Acquiring Fund shareholder as a result of the Reorganization?
Answer: Yes, you will become a shareholder of the Acquiring Fund and will no longer be a shareholder of the Target Fund. You will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization.
Question: Who will manage the Acquiring Fund?
Answer: Pacer Advisors, Inc. (“Pacer Advisors”) will be the investment adviser to the Acquiring Fund. Pacific Global is the Target Fund’s investment adviser. Following the reorganization, PAM will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, serving as the sub-advisor to both the Target Fund and the Acquiring Fund. Pacer Advisors is an SEC-registered investment adviser formed in 2005 and is led by its Founder and President, Joe Thompson. PAM, an SEC-registered investment adviser, is an indirect subsidiary of Pacific Life Insurance Company.
Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?
Answer: Pacific Global Trust and PFT have different Boards of Trustees, distributors, legal counsel, and independent registered public accounting firms, as set forth in the table below; however, Pacific Global Trust and PFT have the same administrator, fund accountant, transfer agent, and custodian.

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Foreside Fund Services, LLC	Pacer Financial, Inc.
Independent Registered Public Accounting Firm	Deloitte & Touche, LLP	Sanville & Company
Legal Counsel to the Trust	Thompson Hine LLP	Practus, LLP
Legal Counsel to the Independent Trustees	Thompson Hine LLP	Duane Morris LLP
Question: Will the Reorganization affect the ongoing fees and expenses I pay as a shareholder of the Target Fund?
Answer: The ongoing fees and expenses you pay as a shareholder of the Target Fund will decrease after you become a shareholder of the Acquiring Fund. Each of the Target Fund and Acquiring Fund operates under a unitary fee contract structure whereby each Fund pays for its investment advisory, sub-advisory, and administrative services under what is essentially an “all-in” fee arrangement. The management fee and total annual fund operating expenses for the Pacific Global Senior Loan ETF is 0.68%, per annum of its average daily net assets, while the management fee and estimated total annual fund operating expenses for the Acquiring Fund will be 0.60% per annum of its average daily net assets.
The Target Fund and the Acquiring Fund have each adopted a Rule 12b-1 Distribution and Service Plan (each a “12b-1 Plan”) under which the Target Fund and the Acquiring Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Fund, and the Board of Trustees of PFT has not approved the commencement of any payments under the 12b-1 Plan. Similarly, no such fee is currently being paid by the Target Fund, and its Board has not approved the commencement of any payments under the 12b-1 Plan.
Question: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?
Answer: Although the number of shares of the Acquiring Fund you receive may differ from the number of shares of the Target Fund that you hold, in exchange for your shares of the Target Fund, you will receive shares of the Acquiring Fund equal in value to the net asset value of your shares of the Target Fund immediately prior to the Reorganization.
Question: Will the Reorganization result in any taxes?
Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances. The Target Fund does not expect to reposition a material portion of the Target Fund’s assets prior to the Reorganization. Consistent with the Target Fund’s 80% Policy, the Target Fund will begin investing in adjustable rate securities prior to the Reorganization. After the Reorganization, the Acquiring Fund does not anticipate selling a significant portion of the Acquiring Fund’s bank loans.
Question: Will my basis change as a result of the Reorganization?
Answer: No. Assuming that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the Reorganization will be the same as the basis of the Target Fund shares that you held immediately before the Reorganization.
Question: Will I be charged a commission or other fee as a result of the Reorganization?
Answer: No commission or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question: Why do I need to vote?
Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer: The Fund and its shareholders will not incur any expenses in connection with the Reorganization. Each of Pacer Advisors and Pacific Global will bear all direct expenses relating to the Reorganization, including the costs relating to the Special Meeting and Proxy Statement, whether or not the Reorganization is consummated.
Question: Will the Reorganization affect my ability to buy and sell shares?
Answer: No. You may continue to make additional purchases or sales of Target Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about [ ], 2021. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your shares of the Target Fund will automatically be converted to shares of the Acquiring Fund.
Question: What will happen if the Plan is not approved by shareholders?
Answer: If shareholders of the Target Fund do not approve the Plan, then the Target Fund will not be reorganized into the Acquiring Fund and the Board will consider what further actions to take with respect to the Target Fund, including the closure and liquidation of the Target Fund.
Question: How do I vote my shares?
Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.
Pacific Life Insurance Company will mirror vote the Target Fund’s shares held by it as of the record date of the shareholders’ meeting in the same proportion as the votes cast by the other shareholders of the Target Fund. As of [ ] [ ], 2021, Pacific Life Insurance Company owned [ ] shares of the Target Fund, which represented [ ]% of the Target Fund’s outstanding shares on that date.
Question: Who do I call if I have questions?
Answer: If you have any questions regarding the proposals or the proxy card, or need assistance voting your shares, please call the Target Fund’s proxy solicitor, [Proxy Vendor], toll-free at [phone number].

The information in this combined proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This combined proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT AND PROSPECTUS
[ ], 2021
For the Reorganization of

Pacific Global Senior Loan ETF a series of Pacific Global ETF Trust 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660 866-933-2398
into
Pacer Pacific Asset Floating Rate High Income ETF a series of Pacer Funds Trust 500 Chesterfield Parkway, Malvern, Pennsylvania 19355 (610) 644-8100

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Pacific Global ETF Trust (“Pacific Global Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Pacific Global Senior Loan ETF, a series of Pacific Global Trust (the “Target Fund”), at the principal executive offices of U.S. Bank Global Fund Services (the administrator the Target Fund and to the Acquiring Fund), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on [ ], 2021 at 11:00 a.m. Central time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

Proposal	Fund Voting on Proposal

To approve the Agreement and Plan of Reorganization
(the “Plan”) approved by the Board of Trustees of Pacific Global Trust, which provides for the reorganization of the Target Fund into the acquiring fund (the “Acquiring Fund”), a newly created series of Pacer Funds Trust (“PFT”) (the “Reorganization”).
Pacific Global Senior Loan ETF
After careful consideration, the Board unanimously recommends that shareholders vote “FOR” the proposal.
The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. The table below shows the Target Fund and Acquiring Fund. Shares of the Acquiring Fund will be listed on the NYSE Arca, Inc.

Target Fund (a series of Pacific Global Trust)		Acquiring Fund (a series of PFT)
Pacific Global Senior Loan ETF (the “Target Fund”)	à	Pacer Pacific Asset Floating Rate High Income ETF (the “Acquiring Fund”)
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:
•the Statement of Additional Information dated [ ], 2021, relating to this Proxy Statement (the “Proxy Statement SAI”);
•the Prospectus of the Target Fund, dated October 28, 2020, as amended and supplemented (the “Target Fund’s Prospectus”) (File Nos. 333-227097 and 811-23376);
•the Statement of Additional Information of the Target Fund, dated October 28, 2020, as amended and supplemented (the “Target Fund’s SAI”) (File Nos. 333-227097 and 811-23376); and
•the Annual Report for the Target Fund for the fiscal year ended June 30, 2021 (the “Target Fund’s Annual Report”) (File No. 811-23376).
This Proxy Statement will be mailed on or about [mail date], 2021 to shareholders of record of the Target Fund as of August 27, 2021.
The Target Fund’s Prospectus and the Target Fund’s Annual Report have previously been delivered to shareholders of the Target Fund. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization.
Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to the Target Fund are available upon request and without charge by writing the Target Fund’s, c/o Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, by visiting the Target Fund’s website at www.pacificglobaletfs.com, or by calling (toll-free) at 1-866-933-2398. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to the Acquiring Fund at the same address, by calling (toll-free) at 1-800-617-0004, or visiting www.PacerETFs.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
Pacific Global Advisors LLC (“Pacific Global”), the investment adviser to the Target Fund, has informed the Pacific Global Trust Board that it no longer desires to serve as investment adviser to the Target Fund due to the Pacific Global’s view that it is in the best interests of the Target Fund’s shareholders to own shares in, among other things, a larger ETF managed by an investment adviser with marketing capabilities that increase the likelihood of raising additional assets. Pacific Global recommended that the Pacific Global Trust Board approve the Plan to enable shareholders of the Target Fund to continue to invest in an actively-managed exchange-traded fund that seeks to provide a high level of current income.
The Pacific Global Trust Board, including all of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), recommends that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and the Target Fund shareholder will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement as Appendix A. The Board considered the Reorganization at a meeting held on August 12, 2021. Based upon the Board’s evaluation of the terms of the Plan and other relevant information presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and its shareholders. See the section entitled “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.
The investment strategies of the Funds, and the corresponding risks, are similar in certain respects, but there are important differences in the types of securities in which each Fund invests. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans (the Target Fund’s “80% Policy”). Under normal circumstances, the Acquiring Fund will seek to invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans and other adjustable rate securities (the Acquiring Fund’s “80% Policy”). As part of the Acquiring Fund’s principal investment strategies, the Fund’s investments in adjustable rate securities can include collateralized loan obligations (“CLOs”), asset-backed securities, and commercial mortgage backed securities (“CMBS”). With respect to the portion of the Acquiring Fund that is invested in floating rate loans (including senior loans), the risks are identical to that of the Target Fund. With respect to the portion of the Acquiring Fund that is invested in adjustable rate securities, there are additional risks related to those security types.
As part of the Reorganization, a new series of PFT, referred to as the “Acquiring Fund,” with materially similar investment policies and similar strategies as the Target Fund, with the exception of each Fund’s respective 80% Policy and related risks, described in detail below, has been created. If the shareholders of the Target Fund approve the Plan, the Reorganization will have these primary steps:
•All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s’ assumption of the Target Fund’s liabilities;
•Immediately after the transfer of the Target Fund’s assets and liabilities as provided for in the Plan, the Target Fund will distribute shares of the Acquiring Fund received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and
•The Target Fund will be liquidated and terminated.
Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. Shares of the Acquiring Fund issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commissions or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

For U.S. federal income tax purposes, the Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Pacific Global Trust and PFT will receive an opinion from tax counsel to Pacific Global Trust confirming such tax treatment.
EFFECT OF THE REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolios and shareholders presently associated with the Target Fund to the Acquiring Fund. Certain basic information about the Target Fund and Acquiring Fund is provided in the table below.

	Target Fund	Acquiring Fund
Identity of Fund	Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust (an open-end management investment company registered with the SEC)	Pacer Pacific Asset Floating Rate High Income ETF, a series of Pacer Funds Trust (an open-end management investment company registered with the SEC)
Listing Exchange	NYSE Arca, Inc. (“NYSE”)	Same.
Ticker Symbol	FLRT	Same.
Fiscal Year-End	June 30	April 30
Form of Organization	Series of a Delaware statutory trust	Same.
Diversification Status	Diversified	Same.
Management Fee	0.68%	0.60%
Total Annual Fund Operating Expenses	0.68%	0.60%

The Reorganization will shift management responsibility for the Target Fund from Pacific Global to Pacer Advisors, Inc. (“Pacer Advisors”) as investment adviser of the Acquiring Fund. Pacer Advisors has retained Pacific Management LLC (“PAM” or the “Sub-Adviser”) to continue to serve as sub-adviser to the Acquiring Fund. None of Pacific Global Trust, Pacific Global, and PAM is affiliated with PFT or Pacer Advisors. The Acquiring Fund will have an investment objective that seeks to provide a high level of current income. The Acquiring Fund and the Target Fund are each diversified for purposes of the 1940 Act.
The Reorganization will result in a lower management fee than the Target Fund’s management fee. The Target Fund pays Pacific Global a unitary management fee on a monthly basis at the annual rate of 0.68% of the Target Fund Rate Fund’s average daily net assets. After the Reorganization, the Acquiring Fund will pay Pacer Advisors a unified management fee on a monthly basis at the annual rate of 0.60% of the Acquiring Fund’s average daily net assets.
Each Fund’s 80% Policy is different: the Acquiring Fund will seek to focus its investments in senior secured floating rate loans and adjustable rate securities, while the Target Fund seeks to focuses its investments in only senior secured floating rate loans.
Following the Reorganization, PAM will continue to be responsible for the day-to-day management of the Fund. For its services, Pacer Advisors shall pay PAM the following percentages of net profits as a sub-advisory fee for the Fund: 40% on net profits up to $500 million and 50% on net profits of more than $500 million. Net profits for the Fund are determined as the management fee of the Fund, less (i) 0.10% of the Fund’s average net assets and (ii) the expenses related to operating the Fund.
Under the Target Fund’s advisory agreement, Pacific Global pays all expenses of the Target Fund, except for the fee paid to Pacific Global pursuant to such agreement, future 12b-1 plan fees (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage expenses, costs of holding shareholder meetings, and extraordinary expenses (such as indemnification and litigation expenses). Under the Acquiring Fund’s advisory agreement, Pacer Advisors pays all expenses of the Target Fund, except for the fee paid to Pacer Advisors pursuant to such agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by PFT under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Target Fund and the Acquiring Fund have each adopted a Rule 12b-1 Distribution and Service Plan (each a “12b-1 Plan”) under which the Target Fund and the Acquiring Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Fund, and the Board of Trustees of PFT has not approved the commencement of any payments under the 12b-1 Plan. Similarly, no such fee is currently being paid by the Target Fund, and its Board has not approved the commencement of any payments under the 12b-1 Plan.
The total expense ratio of the Acquiring Fund will be lower than that of the Target Fund. The total annual fund operating expenses for the Target Fund is 0.68% of its average daily net assets. The total annual fund operating expenses for the Acquiring Fund are projected to be 0.60% of its average daily net assets.
Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares on the Exchange through their financial intermediary up to and including the day of the Reorganization. If the Reorganization is approved, the Target Fund shares will automatically be converted to the Acquiring Fund shares.
SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses of the Fund
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. Expenses for the Target Fund are based on operating expenses of the Target Fund for the fiscal year ended June 30, 2021. Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. The table does not include brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of Fund shares.

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%	0.60%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses*	0.01%	0.00%
Total Annual Fund Operating Expenses	0.69%	0.60%
*Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund shares	[70]	[221]	[384]	[859]
Acquiring Fund shares – (pro forma)	$61	$192	$335	$750

Fund Performance
The following performance information indicates some of the risks of investing in the Fund. The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Target Fund.
The Target Fund is the successor to the investment performance of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust, as a result of the reorganization of the series of AdvisorShares Trust into a series of Pacific Global ETF Trust that occurred on December 27, 2019 (the “Predecessor Fund”). Accordingly, any performance for periods prior to December 27, 2019 is that of the series of Advisor Shares Trust. The Predecessor Fund had the same investment objective, strategies, and policies as the Target Fund since the Predecessor Fund’s inception. The Predecessor Fund’s inception date is February 18, 2015. Note that there are some important differences between the investment strategies of the Target Fund and Acquiring Fund.
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Predecessor Fund’s performance for calendar years ended December 31. The table illustrates how the Target Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of a broad measure of market performance and the S&P/LSTA Leveraged Loan 100 Index. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Target Fund’s website at www.pacificglobaletfs.com or by calling the Target Fund toll free at (866) 933-2398.
Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 5.83% for the quarter ended June 30, 2020 and the lowest quarterly return was -9.07% for the quarter ended March 31, 2020. The calendar year-to-date total return of the Target Fund as of June 30, 2021 was 1.97%.

Average Annual Total Returns for the Periods Ended December 31, 2020
Target Pacific Global Senior Loan ETF	1 Year	5 Year	Since Inception (2/18/2015)
Return Before Taxes	2.51%	4.27%	3.25%
Return After Taxes on Distributions	1.00%	2.68%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	1.44%	2.57%	1.78%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	12.67%
S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses, or taxes)	2.84%	5.31%	3.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. For the fiscal period ended June 30, 2021, the Target Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Objectives, Strategies, and Policies
The Acquiring Fund has been created as new series of PFT solely for the purpose of acquiring the Target Fund’s assets and continuing their business and will not conduct any investment operations until after the closing of the Reorganization.
Because the Acquiring Fund’s investment objective is identical to that of the Target Fund, and because the investment strategies and related risks are similar in all respects except for each Fund’s 80% Policy and related risks, Pacer Advisors believes that, if the Reorganization is approved, all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund.

Target Fund	Acquiring Fund
Investment Objective
The Fund seeks to provide a high level of current income.	Same.
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same.
Principal Investment Strategies
Pacific Asset Management LLC (“PAM”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing senior floating rate loans. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans. The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by PAM.	Pacific Asset Management LLC (the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing adjustable rate securities. Under normal circumstances, the Fund will seek to invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans and other adjustable rate securities. The Fund is expected to invest primarily in loans and other securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by the Sub-Adviser.

Floating rate loans are debt instruments with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates. The Fund invests in U.S. dollar denominated senior floating rate loans of domestic and foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Senior loans in which the Fund may invest include secured and unsecured loans. Generally, secured floating rate loans are secured by specific assets of the borrower. The Fund is actively managed. In pursuing its investment objective, the Fund seeks to outperform the S&P/LSTA Leveraged Loan 100 Index (the “Benchmark Index”).	The Fund may invest in U.S.-dollar denominated senior floating rate loans of domestic and foreign issuers and other adjustable rate securities. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Senior loans in which the Fund may invest include secured and unsecured loans. Generally, secured floating rate loans are secured by specific assets of the borrower. An adjustable rate security includes any fixed income security that requires periodic changes in its interest rate based upon changes in a recognized index interest rate or another method of determining prevailing interests rates. The Fund may invest in various types of adjustable rate securities, including collateralized loan obligations (“CLOs”), asset-backed securities, and commercial mortgage backed securities (“CMBS”). The Fund is actively managed.

Target Fund	Acquiring Fund
The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including corporate bonds and secured or unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral and therefore have a lower credit quality as compared to senior loans but may produce a higher yield to compensate for the additional risk.
Same.
On a day-to-day basis, the Fund may hold money market instruments, cash, and/or other cash equivalents. The Fund may invest from time to time more heavily in one or more sectors of the economy than other sectors.	When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives. The Fund may invest from time to time more heavily in one or more sectors of the economy than in other sectors.
Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Fund are discussed below. However, other factors may also affect the Fund’s NAV. There is no guarantee that the Fund will achieve its investment objective or that it will not lose principal value.
The Funds’ investment objectives are identical: each Fund seeks to achieve a high level of current income. However, each Fund’s 80% Policy differs: Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans. Under normal circumstances, the Acquiring Fund will seek to invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans and other adjustable rate securities. As part of the Acquiring Fund’s principal investment strategies, the Fund’s investments in adjustable rate securities can include collateralized loan obligations (“CLOs”), asset-backed securities, and commercial mortgage backed securities (“CMBS”). With respect to the portion of the Acquiring Fund that is invested in floating rate loans (including senior loans), the risks are identical to that of the Target Fund. With respect to the portion of the Acquiring Fund that is invested in adjustable rate securities, there are additional risks related to those security types.
A discussion regarding certain principal risks of investing in the Target Fund and the Acquiring Fund is set forth below. Where applicable, differences between the Target Fund and the Acquiring Fund have been highlighted. As with any ETF, the value of a Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in a Fund. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.” Differences in the language of the risk disclosure for the Target Fund and the Acquiring Fund exist primarily based on the different approaches to such disclosure taken by Pacific Global Trust and PFT.
The Target Fund has risks associated with the Fund’s investments in senior secured floating rate loans, while the Acquiring Fund has risks associated with the Fund’s investments in both senior secured floating rate loans and other adjustable rate securities, such as CLOs, asset-backed securities, and CMBS.

	Target Fund	Acquiring Fund
Floating Rate Loan Risk	X	X
Senior Loans Risk	X	X
CLO Risk		X
Asset-Backed Securities Risk		X
CMBS Risk		X
High Yield Securities Risk	X	X
Fixed Income Risk	X	X
— Call Risk	X	X
— Credit Risk	X	X
— Event Risk		X
— Extension Risk	X	X
— Interest Rate Risk	X	X
— Prepayment Risk	X	X
— Income Risk	X	X
LIBOR Risk	X	X
Covenant-Lite Loan Risk	X	X
Foreign Securities Risk	X	X
Market Risk	X	X
Loan Participation Risk	X	X
ETF Risks	X	X
Liquidity Risk	X	X
Privately Issued Securities Risk		X
Management Risk	X	X
Sector Risk	X	X
— Consumer Discretionary Sector Risk	X	X
— Industrials Sector Risk	X	X
Small Fund Risk	X	X
▪Floating Rate Loan Risk. Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Floating rate loans are also subject to prepayment risk.
▪Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions.

An economic downturn generally leads to a higher nonpayment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.
▪CLO Risk. CLOs are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CLOs are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches as well as market anticipation of defaults.
▪Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of asset-backed securities. Although certain asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying assets. Investments in asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.
▪CMBS Risk. The Fund may invest in CMBS. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value. In addition, commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund.
▪High Yield Securities Risk. High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities. As a result, the value of the Fund may be subject to greater volatility than other funds, and the Fund may be exposed to greater tracking risk (described below) than other funds.
▪Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer. Credit risk is heightened to the extent the Fund invests in non-investment grade securities.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields. The Fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce the Fund’s returns.
◦Income Risk. The income from the Fund’s investments may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund’s portfolio current earnings rate.
▪LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on the London Inter-Bank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear.
▪Covenant-Lite Loan Risk. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle. A significant portion of floating rate loans may be “covenant-lite” loans.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

▪Market Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market. The Fund is subject to the risk that its investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the securities the Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
▪Loan Participation Risk. The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
▪Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Trading opportunities are more limited for adjustable rate securities that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Infrequent trading of securities may also lead to an increase in their price volatility.
▪Privately Issued Securities Risk. The Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Delay or difficulty in selling such securities may result in a loss to the Fund.
▪Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
▪Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
◦Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
▪Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Fund’s Investment Limitations
The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Trustees without affirmative shareholder approval) are materially identical. The Target Fund’s fundamental investment restrictions, as well as the Target Fund’s interpretations of those restrictions, are summarized under the section entitled “Investment Restrictions” in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Fund’s fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are described in the Proxy Statement SAI.
A fundamental investment restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. A non-fundamental limitation may be changed by the Fund’s Board of Trustees without shareholder approval.
The Target Fund has adopted a non-fundamental policy to, which may be changed by the Target Fund’s Board without shareholder approval, invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans.
The Acquiring Fund has adopted a non-fundamental policy to, which may be changed by the Acquiring Fund’s Board without shareholder approval, seek to invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other adjustable rate securities.
Portfolio Holdings Information
Information about the Target Fund’s daily portfolio holdings is available at www.pacificglobaletfs.com. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Fund’s daily portfolio holdings will be available at www.PacerETFs.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, the Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.
Management
Boards of Trustees
The business and affairs of Pacific Global Trust are managed by its officers under the oversight of the Board. The Board sets broad policies for Pacific Global Trust and may appoint Pacific Global Trust’s officers. The Pacific Global Trust Board oversees the performance of Pacific Global, PAM, and Pacific Global Trust’s other service providers. Pacific Global Trust currently has five Trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act. A list of the Trustees and officers of Pacific Global Trust, and their present positions and principal occupations, is provided under the section entitled “Board of Trustees of the Trust” in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement.
The management and affairs of PFT and its series are overseen by a Board of Trustees (the “PFT Board”). The PFT Board elects the officers of PFT who are responsible for administering the day-to-day operations of PFT and the Acquiring Fund. PFT currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of PFT, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.
Investment Advisers
Pacific Global Advisors LLC is a registered investment adviser with offices located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, and serves as the investment adviser to the Target Fund. Pacific Asset Management LLC is a registered investment adviser whose principal office is located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, and serves as the sub-adviser to the Target Fund. Pacific Global provides oversight of PAM, monitoring of PAM’s buying and selling of securities for the Target Fund, and reviews PAM’s performance.
Pacer Advisors, Inc. is a registered investment adviser with offices located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. Pacer Advisors also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other related services necessary for the Acquiring Fund to operate. Pacer Advisors has overall responsibility for the general management and administration of PFT and each of its separate investment portfolios.
Sub-Adviser
Pacer Advisors has retained PAM, the Target Fund’s current sub-adviser, to serve as sub-adviser to the Acquiring Fund.
Portfolio Managers
The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Target Fund	Acquiring Fund
Bob Boyd, Managing Director of PAM; since the inception of the Target Fund on February 18, 2015	Same.
Michael Marzouk, CFA, Managing Director of PAM; since the inception of the Target Fund on February 18, 2015	Ying Qiu, CFA, Managing Director of PAM.

Bob Boyd, Portfolio Manager. Mr. Boyd is a Managing Director for PAM. He serves as a Portfolio Manager and Credit Analyst for the firm. Mr. Boyd joined PAM in 2012. Previously, he was with Pacific Investment Management (PIMCO) for 14 years, where he was a Vice President, Bank Loan Portfolio Manager, and Credit Analyst. Mr. Boyd has over 19 years of investment experience, focused on leveraged finance, credit analysis, and structured products. He holds a bachelor’s degree from California State University, Long Beach and an MBA from the University of Southern California.

Ying Qiu, CFA, Portfolio Manager. Ms. Qiu is a Managing Director for Pacific Asset Management. She serves as a Portfolio Manager for various investment grade portfolios and the CLO Opportunity Strategy. In addition, Ms. Qiu has credit research responsibilities focusing on Asset-Backed Securities (ABS). Prior to joining Pacific Asset Management, Ms. Qiu was with PIMCO for 8 years, where she was a Senior Vice President, portfolio manager and trader for both investment grade corporate and ABS. Prior to that, she worked at ING Investment Management for 9 years and was an ABS portfolio manager and trader. Ms. Qiu has 22 years fixed income investment experience, is a CFA Charterholder, and holds a bachelor’s degree from Renmin University of China and an MBA from Emory University.

The Target Fund’s SAI, which is incorporated by reference into this Proxy Statement, and the SAI to this Proxy Statement provide additional information about the Fund’s portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.
Investment Advisory Fees
Pursuant to an advisory agreement between Pacific Global Trust, on behalf of the Target Fund, and Pacific Global (the “Pacific Global Advisory Agreement”), the Target Fund pays Pacific Global a unitary management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 0.68% of its average daily net assets.
Out of the unitary management fee, Pacific Global pays all expenses of the Target Fund, including sub-advisory fees, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, but excluding the interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, and the management fee payable to the Adviser under the Pacific Global Advisory Agreement.
[Pacer Advisors has retained PAM to serve as sub-adviser to the Acquiring Fund. Following the Reorganization, PAM will be responsible for the day-to-day management of the Fund. As sub-adviser, PAM is responsible for trading portfolio securities for the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of Pacer Advisors and the PFT Board. For its services, Pacer Advisors shall pay PAM the following percentages of net profits as a sub-advisory fee for the Fund: 40% on net profits up to $500 million and 50% on net profits of more than $500 million. Net profits for the Fund are determined as the management fee of the Fund, less (i) 0.10% of the Fund’s average net assets and (ii) the expenses related to operating the Fund.
Following the Reorganization, Pacer Advisors will provide oversight of the sub-adviser, monitoring of the sub-adviser’s buying and selling of securities for the Acquiring Fund, and review of the sub-adviser’s performance. For the services it provides to the Acquiring Fund, the Acquiring Fund pays Pacer Advisors a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. Under the investment advisory agreement, Pacer Advisors has agreed to pay all expenses incurred by the Acquiring Fund, except for: interest charges on any borrowings and dividend expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and the unified management fee payable to Pacer Advisors. Pacer Advisors, in turn, compensates the sub-adviser from the management fee it receives.
A discussion regarding the basis for the Pacific Global Board’s approval of the Pacific Global Agreement with respect to the Target Fund is available in the Target Fund’s Semi-Annual Report to Shareholders for the period ended December 31, 2019.
A discussion regarding the basis for PFT’s approval of the Pacer Advisory Agreement and the sub-advisory agreement between Pacer Advisors and PAM with respect to the Acquiring Fund will be available in the Acquiring Fund’s first semi-annual or annual report to shareholders following the Reorganization.

Other Service Providers
The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Foreside Fund Services, LLC	Pacer Financial, Inc.
Independent Registered Public Accounting Firm	Deloitte & Touche, LLP	Sanville & Company
Legal Counsel to the Trust	Thompson Hine LLP	Practus, LLP
Legal Counsel to the Independent Trustees	Thompson Hine LLP	Duane Morris LLP

Purchase and Redemption of Shares in Creation Units
The Fund issues and redeems shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. For the Fund, a Creation Unit consists of 20,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Fund.
Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Fund and no minimum number of shares that shareholders must buy.
Shares of the Target Fund are listed for trading on NYSE Arca, Inc. under the ticker symbol FLRT. Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. under the ticker symbol FLRT.
For a discussion of how the Target Fund shares may be purchased and redeemed, as applicable, see “Shareholder Information” and “Buying and Selling Exchange-Traded Shares” in the Target Fund’s Prospectus; which is incorporated by reference herein. For a discussion of how the Acquiring Fund shares may be purchased, exchanged, and redeemed, as applicable, see “Buying and Selling Shares” in Appendix D attached to this Proxy Statement.
Tax Information
Distributions shareholders receive from the Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if they are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although a shareholder may be taxed on withdrawals from their tax-advantaged account.
BOARD CONSIDERATIONS
Pacific Global, the investment adviser to the Target Fund, presented and recommended the proposed Reorganization and the Plan to the Board at a meeting held on August 12, 2021. Pacific Global informed the Pacific Global Trust Board of its view that it is in the best interest of the Target Fund’s shareholders to own shares in, among other things, a larger ETF managed by an investment adviser with marketing capabilities that would increase the likelihood of raising additional assets. Pacific Global proposed the Reorganization to enable shareholders of the Target Fund to continue investing in an actively-managed exchange-traded fund that seeks to provide a high level of current income without incurring the effects of a taxable liquidation of the Target Fund. The Board was asked to consider whether to approve and recommend the proposed Reorganization to shareholders in light of the Target Fund’s current operations, asset levels, and other solutions available to the Target Fund. As part of its consideration, the Board was made aware that, if the Reorganization was approved, it would result in a new investment advisory arrangement and a lower unitary fee for Target Fund shareholders. Accordingly, the Board considered these aspects of the Reorganization when determining whether to approve the Reorganization and recommend it to shareholders. To this end, the Board held discussions with, and requested information from, various parties involved in the Reorganization. These parties included Pacific Global, the Acquiring Fund, and the Acquiring Fund’s investment adviser, Pacer Advisors. Following a review of the information received, discussions with the parties listed above, and consideration of the totality of the circumstances, the Board, including all of the Trustees who are not “interested persons” of Pacific Global Trust, concluded that the Reorganization is in the best interests of the Target Fund and its shareholders and determined to approve the Reorganization and recommend it to shareholders.
The Board considered the following factors, among others, in its evaluation of the Reorganization:
The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the liabilities of the Target Fund. The Board also took into account the fact that no commission or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, the Target Fund shareholder’s account will be credited with the number of Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund’s Prospectus and SAI, as may be supplemented. As a result, the Board noted that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Target Fund’s shareholders for approval.
The Experience and Expertise of the Acquiring Fund’s Investment Adviser. The Board considered that Pacer Advisors is a strategy-driven ETF provider managing [48] ETFs with over $[ ] billion in assets under management as of [ ] 2021, and that its key personnel have significant experience providing investment advisory services to ETFs, including actively managed ETFs. The Board also considered the fact that PAM is remaining as the Acquiring Fund’s sub-adviser.
Continuity of Other Key Fund Services. The Board considered that the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Board determined that the continuity of those functions following the Reorganization mitigates operational risks that might otherwise surface.
Expenses Relating to Reorganization. While noting that the distributor for the Target Fund and Acquiring Fund are different, the Board considered that the Target Fund’s shareholders will not incur any expenses in connection with the Reorganization. All expenses relating to the proposed Reorganization, which are estimated to be $[ ], whether or not consummated, will be borne by Pacific Global and Pacer Advisors. The Board also considered that Pacer Advisors will bear its own legal expenses and those of PFT, including of counsel to the independent trustees of PFT, as well as expenses associated with the preparation, filing and responding to comments of the staff of the SEC with respect to each of the proxy/prospectus on Form N-14 related to transaction. Pacific Global will bear its own legal expenses and those of Pacific Global Trust, as well as expenses associated with the solicitation by proxy of approval of the transaction by the Acquiring Fund’s shareholders, including printing, mailing, solicitation and tabulation of shareholder votes, if applicable. Legal fees with respect to an opinion regarding tax related matters, which will be equally borne by Pacific Global and Pacer Advisors.
Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Fund—Fees and Expenses” section above), which indicated that the estimated total annual fund operating expense ratios of the Acquiring Fund are lower than those of the Target Fund.
Distribution; Distribution and Service Fees. The Board considered the distribution capabilities of Pacer Financial, Inc. and its commitment to distribute the shares of the Acquiring Fund. In addition, Board considered that the Reorganization will allow Pacer Advisors to leverage its resources for and focus its marketing and distribution efforts on the Acquiring Fund. The Board further considered that, like the Target Fund, the Acquiring Fund has adopted a 12b-1 Plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, and the Pacer Board has not currently approved any payments under the 12b-1 Plan. The Board further noted that the Pacer Board must approve any future commencement of payments under the 12b-1 Plan before any such payments can be made from Acquiring Fund assets.
Federal Income Tax Consequences. The Board considered that the Reorganization is expected to qualify as a “reorganization” for federal income tax purposes within the meaning of Section 368(a) of the Code and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in the Reorganization. The Target Fund does not expect to reposition a material portion of the Target Fund’s assets prior to the Reorganization. Consistent with the Target Fund’s 80% Policy, the Target Fund will begin investing in adjustable rate securities prior to the Reorganization. After the Reorganization, the Acquiring Fund does not anticipate selling a significant portion of the Acquiring Fund’s bank loans.
Benefits to the Target Fund’s Investment Adviser. The Board recognized that, if the Reorganization is approved by Target Fund shareholders, Pacific Global, the investment adviser to the Target Fund, will no longer be responsible for economically supporting the Target Fund under the unitary fee arrangement as that responsibility will shift to the Acquiring Fund’s investment adviser, Pacer Advisors. The Board further recognized that the Pacific Life Insurance Company organization would benefit from PAM continuing to earn a sub-advisory fee for sub-advising the Acquiring Fund.
Other Alternatives. The Board considered alternatives to the Reorganization that were identified by Pacific Global and the officers of Pacific Global Trust and discussed such alternatives with counsel. In particular, the Board considered that Pacific Global had stated its intention to propose the liquidation of the Target Fund in the event the Board or Target Fund shareholders declined to approve the Reorganization or another fund complex willing to reorganize the Target Fund into a new series of that fund complex. After considering the merits and viability of these other alternatives, the Board agreed with the assessment that such other possible alternatives were less desirable than the Reorganization.
In considering and deliberating on the proposed Reorganization, the Board concluded that the only practical alternative to the Reorganization was to liquidate the Target Fund. The Board considered the Target Fund’s relatively small size, its limited prospects for attracting significant new assets, and limitations on Pacific Global’s willingness to continue economically supporting the Target Fund on an indefinite basis. As a result, maintaining the Target Fund at the status quo did not seem in shareholders’ best interests. On the other hand, the Board considered that the Reorganization would provide shareholders with the option of: (i) transferring their investment, through the Reorganization, to a fund with the same investment objective and similar investment strategies on a tax-free basis with a new investment adviser, Pacer Advisors, that would be committed to supporting and growing the Fund; or (ii) selling their shares in the Target Fund, which may have tax consequences for them. The Board was cognizant that the liquidation and termination of the Target Fund would provide shareholders with only one option, which may have adverse tax consequences for them.
Based on the foregoing, the Board determined that the Reorganization is the best alternative for the Target Fund at this time and is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Target Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Proxy Statement as Appendix A.
The Plan
The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Fund at the Closing (as defined in the Plan). Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders by PFT’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.
The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the Board and described in the Target Fund’s Prospectus and SAI, as may be amended and supplemented. Pacific Global and Pacer Advisors will bear equally all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing this Proxy Statement, and the cost of copying, printing, and mailing proxy materials, whether or not the Reorganization is consummated. Pacer Advisors will bear its own legal expenses and those of PFT, including of counsel to the independent trustees of PFT, and Pacific Global will bear its own legal expenses and those of Pacific Global Trust, other than legal fees with respect to an opinion regarding tax related matters, which Pacer Advisors and Pacific Global will bear equally.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Thompson Hine LLP, counsel to Pacific Global Trust,] with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about [ ], 2021, or another date agreed to by PFT and Pacific Global Trust. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of Pacific Global Trust, on behalf of the Target Fund, and PFT, on behalf of the Acquiring Fund.
The Target Fund does not expect to reposition a significant portion of its portfolio assets prior to the Reorganization.
Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Thompson Hine LLP substantially to the effect that with respect to the Reorganization, subject to such limitations as expressed in the opinion and based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
1.The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for the Acquiring Fund Shares and its assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets solely in exchange for the Acquiring Fund shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund.
3.Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Target Fund shareholders in exchange for their Target Fund shares.
4.Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquiring Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization.
5.Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.
6.Under Section 1223(1) of the Code, the holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).
7.Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the Reorganization.
8.Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).
9.The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis. The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Thompson Hine LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of its respective undertakings in the Agreement and upon the representation letters provided by officers of Pacific Global Trust and PFT to Thompson Hine LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.
By reason of the Reorganization, the Acquiring Fund will succeed to and take into account the Target Fund’s capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use the Target Fund’s capital loss carryforwards. The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Significant holders of shares of the Target Fund (generally, those holders that own at least 5% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).
If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.
Description of the Acquiring Fund Share
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of the Target Fund as of August 27, 2021 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	[ ]	[ ]
Shares Outstanding	[ ]	[ ]
Net Asset Value per Share	[ ]	[ ]

ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Fund, see “General Description of the Trust” and “Exchange Listing and Trading” in the Target Fund’s SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About the Trust” and “Exchange Listing and Trading” in the Proxy Statement SAI.
Rights of the Fund’s Shareholders
Pacific Global Trust is not required to hold meetings of shareholders. The Target Fund shares have one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. The Target Fund shares have no preemptive, exchange, subscription, or conversion rights and are freely transferable. For a description of other significant attributes of shares of the Target Fund see “Description of Shares” in the Target Fund’s SAI, which is incorporated by reference herein.
PFT is not required to hold meetings of shareholders. Shares of the Acquiring Fund have equal voting rights. Acquiring Fund shares are freely transferable. Shares of the Acquiring Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund see “Description of Shares” in the Proxy Statement SAI.
Pricing of Fund Shares
For information on how the NAV per share of the Fund is calculated, see “Shareholder Information” in the Target Fund’s Prospectus which is incorporated by reference herein, and, for the Acquiring Fund, see “Buying and Selling Shares” and “Determination of Net Asset Value” in Appendix D attached to this Proxy Statement.

Dividends, Other Distributions, and Taxes
The Acquiring Fund intends to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A portion of the distributions made by the Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after the Fund’s fiscal year-end to comply with applicable law. The Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Distributions” and “Tax Information” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in Appendix D attached to this Proxy Statement.
Disclosure of Portfolio Holdings and Premium/Discount Information
For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Disclosure of Portfolio Holdings” and “Premium/Discount Information” in the Target Fund’s Prospectus and “Portfolio Holdings Disclosure” in the Target Fund’s SAI, which are incorporated by reference herein. For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Appendix D attached to this Proxy Statement, and “Portfolio Holdings Disclosure Policies and Procedures” in the Proxy Statement SAI.
Frequent Purchases and Redemptions
For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in Appendix D attached to this Proxy Statement.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in SEC exemptive orders issued to the Fund, including that such investment companies enter into agreements with the Fund.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Financial Information
For certain financial information about the Target Fund, see “Financial Highlights” which are appended to this Proxy Statement as Appendix B.
VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Fund by Pacific Global Trust’s Board of Trustees for the Special Meeting to be held on [ ], 2021, 11:00 a.m. Central time at the principal executive offices of U.S. Bank Global Fund Services (the administrator the Target Fund and to the Acquiring Fund), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on August 27, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was [ ]. Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.
HOW TO VOTE
You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, as discussed above, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
PROXIES
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receive written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS
One-third (33⅓%) of the outstanding shares of the Target Fund will be considered a quorum for the transaction of business with respect to the Target Fund. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All proxies voted, including abstentions and shares held and voted by Pacific Life Insurance Company, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the proposal.
SOLICITATION OF PROXIES
The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. [Proxy Vendor] has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $[ ], exclusive of printing costs. Pacific Global and Pacer Advisors will bear equally the expenses relating to the Reorganization, including the costs of retaining [Proxy Vendor].
OTHER INFORMATION
OTHER BUSINESS
The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS
The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Pacific Global Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101, within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of Pacific Global Trust within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization will be passed upon by Practus, LLP, and certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Thompson Hine LLP.

INFORMATION FILED WITH THE SEC AND THE EXCHANGE
The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by PFT and Pacific Global Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. In addition, the Target Fund’s shares are listed and the Acquiring Fund shares will be listed on NYSE Arca, Inc. Reports, proxy statements and other information that may be filed with NYSE Arca, Inc also may be inspected at the offices of the exchange.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of [ • ], 2021, by and between Pacific Global ETF Trust (the “Pacific Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660, on behalf of its investment portfolio Pacific Global Senior Loan ETF (the “Target Fund”), and Pacer Funds Trust (the “Pacer Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355, on behalf its investment portfolio Pacer Pacific Asset Floating Rate High Income ETF (the “Acquiring Fund”), as set forth on Schedule I hereto. Other than the Acquiring Fund and the Target Fund, no other series of either the Pacific Trust or the Pacer Trust are parties to this Agreement. Pacific Global Advisors LLC (“PGA”), a Delaware limited liability company, joins this Agreement solely for the purposes of Sections 3.2, 9.2 and 10.2. Pacer Advisors, Inc. (“Pacer”), a Pennsylvania corporation, joins this Agreement solely for the purposes of Sections 9.2 and 10.2.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. The reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of the Target Fund in exchange solely for corresponding shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Target Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”) of Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund (which may be renamed subsequent to the date of this Agreement) is a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and assuming the Obligations (as defined below) of the Target Fund.
The parties hereto therefore covenant and agree as follows:

1.TRANSFER OF ASSETS OF TARGET FUND IN EXCHANGE FOR ASSUMPTION OF OBLIGATIONS AND ACQUIRING FUND SHARES OF THE ACQUIRING FUND AND LIQUIDATION OF THE TARGET FUND.
1.1 Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein
(a)     The Pacific Trust, on behalf of the Target Fund, agrees to assign, convey, deliver and otherwise transfer to the Acquiring Fund, and the Pacer Trust, on behalf of the Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Target Fund, as set forth in Section 1.2.
(b)     The Pacer Trust, on behalf of the Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to the Target Fund the number of Acquiring Fund Shares determined by dividing (A) the amount of the assets of the Target Fund attributable to the Acquiring Fund Shares, less the amount of the liabilities of the Target Fund attributable to such shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.3, by (B) the net asset value of one Acquiring Fund Share of the Acquiring Fund, computed in the manner set forth in Section 2.6, and (ii) assume, with respect to the Acquiring Fund, all of the Target Fund’s liabilities and obligations (the “Obligations”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Target Fund shall use its best efforts to discharge all of its Obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus and to continue to manage the day-to-day operations of the fund without disruption to shareholders
(c)     Upon consummation of the transactions described in subsections (a) and (b) above, the Target Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each shareholder of the Target Fund shall be entitled to receive that number of corresponding Acquiring Fund shares equal to the value of the Target Fund shares immediately prior to the Closing.
1.2 The Assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and all receivables for shares sold and all other Assets which are owned by the Target Fund on the Closing Date. The Target Fund will use commercially reasonable efforts to identify and discharge all of its accrued fees and expenses and payables for securities transactions (consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus) or for share redemptions prior to the Closing Date.
1.3 As provided in Section 3.4, as soon after the Closing Date as is practicable, the Pacific Trust agrees that the Target Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Target Fund as contemplated by Section 1.1 (such date, the “Liquidation Date”). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund shareholders and representing the respective number of Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.
1.4 As soon as practicable after the Closing Date, the Pacific Trust agrees that the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the Securities and Exchange Commission (the “Commission”). The Pacific Trust further agrees that any reporting responsibility relating to such liquidation of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Pacific Trust and the Target Fund, up to and including the Closing Date and thereafter.
1.5 Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund or the Acquiring Fund shall be those of the Target Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Pacific Trust or the Pacer Trust generally, and, for clarity, under no circumstances will any other series of the Pacific Trust or the Pacer Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2 VALUATION.
2.1 On the Closing Date, the Acquiring Fund will deliver to the Target Fund a number of Acquiring Fund Shares determined as provided in Section 1.
2.2 The net asset value of the Target Fund’s Assets to be acquired by the Acquiring Fund shall be computed as of the close of business on the Valuation Date (defined below) by the administrator of the Pacer Trust, by calculating the value of the Target Fund’s Assets and subtracting therefrom the amount of the Obligations using the valuation policy and procedures adopted by the Pacer Trust (“Pacer Trust Valuation Policy”) to the extent the Pacer Trust Valuation Policy is consistent with the valuation procedures of the Target Fund. In the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.
2.3 The value of the Target Fund’s net assets will be computed in the manner set forth in the Target Fund’s prospectus and statement of additional information, after the declaration of any dividends, if applicable, by the Target Fund and after effectuating any redemptions of Target Fund shares effective as of such date, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).
2.4 The Pacer Trust agrees that the Acquiring Fund shall issue Acquiring Fund Shares to the Target Fund on one share deposit receipt registered in the name of the Target Fund. The Target Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Pacer Trust’s transfer agent which will as soon as practicable open accounts for Target Fund shareholders in accordance with written instructions furnished by the Target Fund.
2.5 The Target Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Target Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.
2.6 All computations of value shall be made by the administrator of the Pacific Trust, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the Pacific Trust’s Valuation Policy to the extent they are consistent with the valuation procedures of the Target Fund. In the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

3 CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be on or about [•], 2021 or any such other date as the parties may agree. The Closing shall be effective as of [•] [Pacific Time] on the Closing Date for all accounting, tax and other financial reporting purposes.
3.2 On the Closing Date, the portfolio securities of the Target Fund and all its cash shall be delivered by the Pacific Trust to U.S. Bank, N.A., the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the Pacer Trust. PGA shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither Pacific Trust nor the Target Fund shall be responsible for the payment of any such taxes or fees.
3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted, in a manner set forth in the Target Fund’s then current prospectus, so that accurate appraisal of the values of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Pacific Trust or the Pacer Trust upon the giving of written notice to the other party.
3.4 On the Closing Date, the Pacific Trust or its transfer agent shall deliver to the Pacer Trust or its designated agent a list of the names and addresses of the shareholders of record of the Target Fund and the number of outstanding shares of the Target Fund owned by such shareholders, all as of the close of business on the Valuation Date. The Acquiring Fund Shares issuable pursuant to Section 1.1 shall promptly be credited by the Acquiring Fund to the Target Fund’s account on the books of the Acquiring Fund. On the Closing Date, or as soon as reasonably practicable thereafter, the Pacer Trust will provide to the Pacific Trust evidence reasonably satisfactory to the Pacific Trust that such Acquiring Fund Shares have been credited, pro rata, to open accounts in the name of Target Fund shareholders as provided in Section 1.3.
3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4 REPRESENTATION AND WARRANTIES.
4.1 Representations and Warranties of the Pacific Trust, on behalf of the Target Fund.
The Pacific Trust, on behalf of the Target Fund, represents and warrants the following to the Pacer Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:
a. The Pacific Trust is a statutory trust created under the laws of the State of Delaware.
b. The Target Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.
c. The Pacific Trust is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Target Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.
d. The Target Fund is a series of the Pacific Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust of the Pacific Trust and the 1940 Act and other applicable law.
e. The Target Fund is not in violation in any material respect of any material provisions of the Pacific Trust’s Declaration of Trust or code of regulations or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

f. As of the date of this Agreement and the Closing Date, the Target Fund’s current prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Target Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Pacific Trust or the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
g. At the Closing Date, the Target Fund will have good and marketable title to its Assets to be transferred to the Acquiring Fund pursuant to Section 1.2.
h. Except as has been disclosed on Schedule II, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Pacific Trust or the Target Fund, threatened against the Target Fund or any of its properties or assets or any person whom the Target Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby and the Pacific Trust agrees to provide a representation letter to that effect.
i. Since June 30, 2021, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (i), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.
j. (A) All federal, state, foreign and other returns, dividend and information reporting forms and other Tax (as defined below) related reports of the Target Fund required by applicable law to have been filed by or with respect to the Target Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all respects and accurately state the amount of Tax (if any) owed for the periods covered by such returns, forms and reports, or, in the case of dividend and information reporting forms, the amount and character of income or other information required to be reported by the Target Fund, (B) all Taxes shown as due or required to be shown as due on such returns, forms and reports, or any other Taxes due, and any interest and/or penalties, shall have been paid or provision shall have been made on the Target Fund’s books for the payment thereof, (C) the Target Fund is not under audit and no assessment for Taxes or other amounts has been proposed or asserted in writing with respect to the Target Fund, (D) there are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund, (F) the amounts set up as provisions for Taxes in the books and records of the Target Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable the Target Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) the Target Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.
k. The Target Fund has elected to be treated as a “regulated investment company” (“RIC”) under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code. The Target Fund is a “fund” as defined in Section 851(g) of the Code, has qualified, or will qualify, for all taxable years since inception as a RIC, and has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and will continue to so qualify at all times through the Closing Date.

l. The authorized capital of the Pacific Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Trustees of the Pacific Trust may authorize from time to time. The outstanding shares of beneficial interest of the Target Fund as of the Closing Date will be held of record by the persons and in the amounts set forth in the list provided by the Pacific Trust or its designated agent to the Pacer Trust or its designated agent pursuant to Section 3.4. All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Target Fund Prospectus) by the Pacific Trust, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares the Target Fund are outstanding.
m. The Target Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Target Fund, as in effect from time to time, except, if applicable, as previously disclosed in writing to the Pacer Trust and attached hereto.
n. The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Pacific Trust and by all other necessary action on the part of the Pacific Trust and the Target Fund, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the Pacific Trust, on behalf of the Target Fund, enforceable against the Pacific Trust and the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
o. Any information provided in writing by the Pacific Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in the proxy statement of the Target Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Pacer Trust (the “Registration Statement”), does not, and from the date provided through and until the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
p. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Pacific Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules and/or regulations of the NYSE Arca, Inc. and/or state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).
q. As of the Closing Date, the Pacific Trust and the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Target Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Target Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its portfolio investments as of [ • ], as supplemented with such changes as such Target Fund shall make after [ • ], which changes shall be disclosed to the Pacer Trust and the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.
r. The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Pacer Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.
s. To the best of the Pacific Trust’s and the Target Fund’s knowledge and without independent investigation, all of the issued and outstanding shares of the Target Fund shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Target Fund, if applicable, has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on any the Assets at the time of this Agreement.
t. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.
u. The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.
v. Neither the Pacific Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
w. The Target Fund has not changed its taxable year end since its inception, nor does it intend to change its taxable year end prior to the Closing.
x. Neither the Pacific Trust nor the Target Fund have received written notification from any taxing authority that asserts a position contrary to any of the above representations.
4.2 Representations and Warranties of the Pacer Trust, on behalf of the Acquiring Fund.
The Pacer Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Target Fund and the Pacific Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:
a. The Pacer Trust is a statutory trust created under the laws of the State of Delaware and is validly existing and in good standing under the laws of that State.
b. The Pacer Trust and the Acquiring Fund have all necessary federal, state and local authorizations to carry on its business as now being conducted.
c. The Pacer Trust is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquiring Fund have been or will be duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.
d. As of the Closing Date, the Acquiring Fund will be a separate series of the Pacer Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust of the Pacer Trust, the 1940 Act and other applicable law.
e. As of the Closing Date, the Acquiring Fund will not be in violation in any material respect of any material provisions of the Pacer Trust’s Declaration of Trust or bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
f. As of the Closing Date, the Acquiring Fund’s current prospectuses and statement of additional information (collectively, the “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Pacer Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
g. Except as has been disclosed on Schedule III, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Pacer Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of their respective properties or assets or any person whom the Acquiring Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.
h. Immediately prior to the Closing Date, the Acquiring Fund will have no assets or liabilities, contingent or otherwise and will have not conducted any investment operations.
i. The Acquiring Fund was established in order to effect the transaction described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and thus has not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a RIC and, from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a “regulated investment company” under Sections 851 and 852 of the Code.
j. The authorized capital of the Pacer Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of the Pacer Trust may authorize from time to time. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Pacer Trust, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.
k. On the Closing Date, the Acquiring Fund will be a new series of the Pacer Trust created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the Assets, and assuming the Obligations of, the Target Fund in connection with the Reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, nor issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals.
l. The execution, delivery and performance of this Agreement has been duly authorized by the board of trustees of the Pacer Trust and by all other necessary action on the part of the Pacer Trust and the Acquiring Fund and constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Pacer Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
m. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Pacer Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.
n. All books and records of the Acquiring Fund made available to the Pacific Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.
o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and/or regulations of the NYSE Arca, Inc. and/or state securities or Blue Sky laws.

5. COVENANTS OF THE PARTIES.
5.1 The Pacific Trust covenants that the Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions. The Pacer Trust covenants that the Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing Date).
5.2 The Pacific Trust will either call a meeting of shareholders for the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Target Fund, or solicit the written consent of the shareholders with respect to such transaction and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.
5.3 In connection with the Target Fund shareholder’s meeting or written consent, as the case may be, referred to in Section 5.2, the Pacer Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Pacer Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Target Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither the Pacer Trust nor the Acquiring Fund shall be responsible for the accuracy or completeness of information relating to the Pacific Trust or the Target Fund that was furnished by the Pacific Trust or the Target Fund for use therein.
5.4 Each of the Pacific Trust, the Target Fund, the Pacer Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Pacific Trust and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund shares.
5.5 Subject to the provisions of this Agreement, the Pacific Trust, the Target Fund the Pacer Trust and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.
5.6 The Pacific Trust will at the Closing Date provide the Pacer Trust with:
a. A statement of the respective adjusted tax basis of all Assets to be transferred by the Target Fund to the Acquiring Fund;
b. A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing;
c. A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund;
d. All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.
e. A management representation letter directed to, and in the form and manner acceptable to, the Pacer Trust and its auditor, Sanville & Company (“Sanville”), covering the period from the end of the Target Fund’s most recent fiscal year end through the Closing Date, for the purposes of permitting the Pacer Trust to issue its own management representation letter to Sanville, in connection with the audit of the Acquiring Fund’s financial statements.
f. A letter from counsel directed to, and in the form and manner acceptable to, the Pacer Trust and Sanville, that confirms (i) such party has no knowledge of any litigation, claim, or assessment against the Target Fund from the date of the Target Fund’s most recent fiscal year end through the Closing Date, that constitutes a loss contingency (as defined by ASC 450 Contingencies) that is required to be disclosed or recorded in the Target Fund’s financial statements; and, (ii) there has been no knowledge of or advice given to the Target Fund related to the existence of any unasserted claim that is material to the presentation of the Target Fund’s financial statements and which, in such counsel’s opinion, is probably or reasonably possible of assertion and should be so recorded or disclosed in accordance with ASC 450.
5.7 As promptly as practicable, but in any case within sixty days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Pacific Trust’s President and Treasurer.
5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.9 The Pacific Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Pacific Trust’s Declaration of Trust and By-Laws in accordance with applicable law and, on and after the Closing Date, the Target Fund shall not conduct any business except in connection with their liquidation and termination
5.10 The Pacific Trust shall timely file or cause to be timely filed all Tax returns required to be filed (including extensions) with respect to the Target Fund for tax periods ending on or before the Closing Date, and the Pacer Trust shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Target Fund and any Tax returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date; provided, however, the Pacific Trust shall file with the relevant taxing authorities, and make available to the Pacer Trust, on or before [ • ], 2021, all income Tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for their fiscal year ended 2021.
5.11 The Pacific Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the shareholders of the Target Fund.

5.12 The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Target Fund include any securities which the Acquiring Fund is not permitted to acquire.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PACER TRUST AND THE ACQUIRIING FUND.
The respective obligations of the Pacer Trust and the Acquiring Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by the Pacific Trust, on behalf of itself and the Target Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:
6.1 The Pacific Trust, on behalf of the Target Fund, shall have delivered to the Pacer Trust a certificate executed on its behalf by the Pacific Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Pacer Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pacific Trust and the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Pacific Trust and the Target Fund have complied in all material respects with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied in all material respects by them under this Agreement at or prior to the Closing Date
6.2 The Pacific Trust shall have furnished to the Pacer Trust (i) a statement of the Target Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, and (ii) a certificate of the Pacific Trust’s President or any Vice President and Treasurer or any Assistant Treasurer, dated as of the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date, there has been no material adverse change in the financial position of the Target Fund since June 30, 2021 (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).
6.3 The Pacific Trust shall have furnished to the Pacer Trust a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Pacific Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.
6.4 The Pacific Trust’s custodian shall have delivered to the Pacer Trust a certificate identifying all of the assets of the Target Fund held by such custodian as of the Valuation Date.
6.5 The Pacer Trust, on behalf of the Acquiring Fund or its designated agent, shall have received from the Pacific Trust (i) a record specifying the number of shares of the Target Fund outstanding as of the Valuation Date and (ii) a record specifying the name and address of each holder (or their nominee) of record of any shares of the Target Fund and the number of shares of the Target Fund held of record by each such shareholder as of the Valuation Date.
6.6 The Pacer Trust shall have received a favorable opinion of counsel to the Pacific Trust, with respect to the Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Pacer Trust, substantially to the following effect:
a. The Pacific Trust is a statutory trust validly existing and in good standing under laws of the State of Delaware, and the Target Fund is a series of the Pacific Trust duly constituted under the Declaration of Trust and By-Laws of the Pacific Trust.
b. The Agreement has been duly authorized, executed and delivered by the Pacific Trust, on behalf of the Target Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Target Fund, enforceable against the Pacific Trust and the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
c. Under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the Pacific Trust or the Target Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to the Pacific Trust expresses no opinion).

d. The execution and delivery of this Agreement by the Pacific Trust, on behalf of the Target Fund, did not, and the performance by the Pacific Trust and the Target Fund of their obligations hereunder will not, violate the Pacific Trust’s Declaration of Trust, By-Laws, or any material contract of the Pacific Trust listed in the Target Fund’s current registration statement.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PACIFIC TRUST AND THE TARGET FUND.
The respective obligations of the Pacific Trust and the Target Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by the Pacer Trust, on behalf of itself and the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:
7.1 The Pacer Trust shall have delivered to the Pacific Trust a certificate executed on its behalf by the Pacer Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to the Pacific Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Pacer Trust has complied in all material respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all material respects by it under this Agreement at or prior to the Closing Date.
7.2 The Pacer Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Pacific Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Obligations of the Target Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.
7.3 The Pacific Trust shall have received a favorable opinion of counsel to the Pacer Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Pacific Trust, substantially to the following effect:
a. The Pacer Trust is a validly existing and in good standing Delaware statutory trust, and the Acquiring Fund is a separate series of the Pacer Trust duly constituted under the Declaration of Trust and Bylaws of the Pacer Trust.
b. The Agreement has been duly authorized, executed and delivered by the Pacer Trust, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Pacer Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
c. Assuming that consideration therefor of not less than the net asset value thereof has been paid, the shares of the Acquiring Fund to be issued and delivered to the Target Fund on behalf of the shareholders of the Target Fund as provided by the Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund (except as described in the Registration Statement), and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof pursuant to the laws of the State of Delaware and the federal laws of the United States or the Pacer Trust’s Declaration of Trust or Bylaws.
d. Under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the Pacer Trust or the Acquiring Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to the Pacer Trust expresses no opinion).
e. The execution and delivery of this Agreement by the Pacer Trust, on behalf of the Acquiring Fund, did not, and the performance by the Pacer Trust and the Acquiring Fund of their obligations hereunder will not, violate the Pacer Trust’s Declaration of Trust, Bylaws, or any material contract of the Pacer Trust listed in the Acquiring Fund’s current registration statement.
7.4 Prior to the Closing, (a) the trustees of the Pacer Trust shall have authorized the issuance of and the Acquiring Fund shall have issued one share to the initial shareholder in consideration of the payment of $[25.00], and (b) each of Pacer and the initial shareholder(s) (as the sole initial shareholder(s)) shall have approved the investment advisory agreement between the Pacer Trust, on behalf of the Acquiring Fund, and Pacer.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.
With respect to the Reorganization, the respective obligations of the Pacer Trust and the Acquiring Fund and the Pacific Trust and the Target Fund hereunder are subject to the further conditions that on or before the Closing Date:
8.1 This Agreement shall have been approved by the shareholders of the Target Fund in the manner required by the Pacific Trust’s Declaration of Trust, By-Laws and applicable law, and the parties shall have received reasonable evidence of such approval.
8.2 The conditions for the closing of the transaction between Pacer and PGA, pursuant to the Adoption Agreement between Pacer and PGA dated as of June 3, 2021, shall have been satisfied or waived by the applicable party such that such transaction shall be consummated simultaneously with the Reorganization pursuant to this Agreement.
8.3 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than the Pacific Trust, the Pacer Trust, Pacer or its affiliates or PGA or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission, the NYSE Arca, Inc. and of state Blue Sky and securities authorities) deemed necessary by the Pacific Trust or the Pacer Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.
8.5 The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.6 The post-effective amendment to the registration statement of the Pacer Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.
8.7 The Pacific Trust and the Pacer Trust shall have received an opinion of Thompson Hine LLP, dated on the Closing Date (which opinion will be subject to certain qualifications) and satisfactory to both parties, substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Pacific Trust and the Pacer Trust in certificates delivered to each other and to Thompson Hine LLP, as to the Target Fund and the Acquiring Fund:
a. The Acquiring Fund’s acquisition of the Assets in exchange solely for the Acquiring Fund Shares and its assumption of the Obligations of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund Shares pro rata to the Target Fund shareholders actually or constructively in exchange for their shares of the Target Fund (“Target Fund Shares”) in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b. Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the Obligations of the Target Fund.
c. Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Obligations of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund shareholders in exchange for their Target Fund Shares.
d. Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

e. Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization.
f. Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder (provided the Target Fund Shares were held as capital assets on the date of the Reorganization).
g. Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s Assets acquired by the Acquiring Fund will be the same as the adjusted basis of such Assets to the Target Fund immediately prior to the Reorganization.
h. Under Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).
i. The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.
The opinion will be based on certain factual certifications made by officers of the Pacific Trust and the Pacer Trust and will also be based on customary assumptions. Further, the opinion may state that no opinion is expressed regarding the following: (i) the federal income tax consequences of the payment of reorganization expenses by Pacer and PGA, except in relation to the qualification of the transfer of the Target Fund’s assets to the Acquiring Fund as a reorganization under Section 368(a)(1)(F); (ii) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (iii) the effect of the Reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (iv) whether accrued market discount on any market discount bonds held by the Target Fund, if any, will be required to be recognized as ordinary income under Section 1276 as a result of the Reorganization; and (v) any state, local or foreign tax consequences of the Reorganization. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.
8.8 At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the board of trustees of the Pacific Trust and the board of trustees of the Pacer Trust, if, in the judgment of the board of trustees of the Pacific Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund, and, in the judgment of the board of trustees of the Pacer Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES
9.1 Each of the Pacific Trust, on behalf of the Target Fund, and the Pacer Trust, on behalf of the Acquiring Fund, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.
9.2 Each of Pacer and PGA agree that none of the costs and expenses incurred in connection with the Reorganization, which are solely and directly related to the Reorganization (within the meaning of Revenue Ruling 73-54, 1973‑1 C.B. 187), whether or not the Reorganizations are consummated, will be borne by the Pacific Trust, the Target Fund, the Pacer Trust or the Acquiring Fund and that such costs and expenses will be borne by Pacer and PGA in accordance with the terms of the Adoption Agreement; except that in all cases, the party directly incurring such costs and expenses shall bear them if and to the extent that payment by Pacer or PGA would result in the disqualification of the Acquiring Fund or the Target Fund as a regulated investment company. PGA shall be solely responsible for any costs or expenses incurred in connection with the termination, dissolution and complete liquidation of the Target Fund.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.
10.1 Each of the Pacific Trust, on behalf of the Target Fund, and the Pacer Trust, on behalf of the Acquiring Fund, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.
10.2 No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse therefore against any other party in connection therewith; provided that this Section 10.2 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.

11. TERMINATION.
11.1 This Agreement may be terminated by the mutual agreement of the Pacific Trust and the Pacer Trust prior to the Closing Date.
11.2 In addition, either of the Pacific Trust or the Pacer Trust may at its option terminate this Agreement, with respect to the Reorganization at or prior to the Closing Date because:
a. Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;
b. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of [ • ], 2021;
c. Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or
d. The board of trustees of the Pacific Trust or the board of trustees of the Pacer Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Target Fund’s shareholders or the Acquiring Fund’s shareholders.
11.3 In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement.

12. TRANSFER TAXES.
Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Target Fund on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13. AMENDMENTS.
This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by the Pacific Trust and the Pacer Trust (and, for purposes of amendments to Sections 3.2, 9.2 and 10.2, PGA and Pacer, as applicable).

14. NOTICES.
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid certified mail, facsimile, electronic mail or overnight courier addressed to the Pacific Trust, the Target Fund, or PGA at 840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660 (to the attention of PGA Legal at

joseph.lallande@pacificlife.com with a copy to Bibb Strench, Esq., Thomson Hine LLP at 1919 M Street, N.W., Suite 700, Washington, D.C. 20036-3537) and to the Pacer Trust, the Acquiring Fund or Pacer at 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355 (to the attention of Mr. Sean O’Hara at seanohara@pacerfinancial.com), with a copy to John F. Ramirez, Esq., Practus, LLP at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas, 66211.

15. MISCELLANEOUS.
15.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
15.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.
15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
15.5 All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
15.6 The Pacific Trust acknowledges and agrees that all obligations of the Pacer Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Pacer Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series (other than the Acquiring Fund) of the Pacer Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Pacific Trust nor the Target Fund shall seek satisfaction of any such obligation or liability of the Acquiring Fund from the shareholders of the Pacer Trust, the trustees, officers, employees or agents of the Pacer Trust, or any of them.

16. COOPERATION AND EXCHANGE OF INFORMATION.
The Pacific Trust and the Pacer Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

PACIFIC GLOBAL ETF TRUST, on behalf of the Target Fund

By:
Name:
Title:

PACER FUNDS TRUST, on behalf of the Acquiring Fund

By:
Name:
Title:

For purposes of Sections 3.2, 9.2 and 10.2 only:
PACIFIC GLOBAL ADVISORS LLC

By:
Name:
Title:

For purposes of Sections 9.2 and 10.2 only:
PACER ADVISORS, INC.

By:
Name:
Title:

Schedule I
to the
Agreement and Plan of Reorganization

Target Fund:	Acquiring Fund*:
Pacific Global Senior Loan ETF,	Pacer Pacific Asset Floating Rate High Income ETF,
a series of Pacific Global ETF Trust	a series of Pacer Funds Trust

* The Acquiring Fund may be renamed subsequent to the date of this Agreement.

Schedule II
to the
Agreement and Plan of Reorganization

Disclosure of material litigation, administrative or other proceedings or investigation involving Pacific Global ETF Trust or its series portfolio, Pacific Global Senior Loan ETF:

None.

Schedule II
to the
Agreement and Plan of Reorganization

Disclosure of material litigation, administrative or other proceedings or investigation involving Pacer Funds Trust or its series portfolio, Pacer Pacific Asset Floating Rate High Income ETF:

None.

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND
The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The audited financials of the Target Fund is included in the [Target Fund’s Annual Report], which is incorporated herein by reference.
The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods ended June 30, 2021 and June 30, 2020 has been audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements for such period, is included in the Target Funds annual report, which is available upon request. The information for each of the three years in the period June 30, 2019, June 30, 2018, and June 30, 2017 for the Target Fund, were audited by other auditors.
Target Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year/period

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017
Net Asset Value, Beginning of Period	$46.52	$48.73		$48.87		$49.35	$48.73
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	1.47	1.90		2.10		1.78	1.73
Net Gain (Loss) on Investments (Realized and Unrealized)	2.47	(2.20)		(0.15)		(0.63)	0.58
Total from Investment Operations	3.94	(0.30)		1.95		1.15	2.31
Less Distributions:			)
From Net Investment Income	(1.56)	(1.91)		(2.09)		(1.63)	(1.69)
Total Distributions	(1.56)	(1.91)		(2.09)		(1.63)	(1.69)
Capital Share Transactions:
Net Asset Value, End of Period	$48.90	$46.52		$48.73		$48.87	$49.35
Net Asset Value Total Return	8.63%	-0.70%		4.09%	%	2.36%	4.78%
Ratio / Supplemental Data:
Net Assets, End of Period (000's)	$31,788	$27,911		$29,240		$29,323	$27,143
Ratio of Expenses (Prior to Expense Waivers) to Average Net Assets	0.68%	1.06%		1.63%		1.62%	1.39%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped (2)	0.68%	0.86%		1.10%		1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.04%	3.98%		4.31%		3.61%	3.49%
Portfolio Turnover Rate	35%	48%		70%		73%	52%
__________
(1) Calculated based on average shares outstanding during the period.
(2) As of December 30, 2019, the expense cap for the Fund changed from 1.10% to 0.68%.

B-1

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
As of August 27, 2021, the Target Fund’s shareholders of record and/or beneficial owners (to Pacific Global Trust’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below. As of August 27, 2021, the Officers and Trustees of Pacific Global Trust, as a group, owned less than 1% of the outstanding shares of the Target Fund.

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
[

]

C-1

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND
Buying and Selling Shares
The Acquiring Fund (for purposes of this Appendix D, the “Fund”) is an ETF. This means that Shares of the Fund are listed on a national securities exchange, the Exchange, and individual Shares trade at market prices. Most investors will buy and sell Shares of a Fund through brokers. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
A Fund issues and redeems Shares at NAV only in large blocks of Shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 20,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Share Trading Prices
Transactions in the Fund’s Shares will be priced at NAV only if you purchase Shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.
Determination of Net Asset Value
The NAV of the Fund’s Shares is calculated each day the New York Stock Exchange (“NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. In addition, any U.S. fixed-income assets may be valued as of the announced closing time of trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Fund Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing
The PFT Board has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing an investment, the Adviser and Sub-Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. The Adviser and Sub-Adviser makes fair value determinations in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.
Dividends and Distributions
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund expects to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund.

Investors owning Shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Frequent Purchases and Redemptions of Fund Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to impose such restrictions, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effective trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.
ADDITIONAL TAX INFORMATION
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•The Fund makes distributions;
•You sell Fund Shares; and
•You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act made significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on the Fund, its investments and its shareholders that cannot be predicted. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or “qualified dividend income.” Taxes on distributions of capital gains (if any) depend on how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates and currently set at a maximum rate of 20%. Distributions of short-term capital gain are generally taxable as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed at long term capital gain rates for non-corporate shareholders.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of Fund Shares).
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Fund Shares’ NAV when you purchased your Fund Shares).
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Nonresident aliens, foreign corporations and other foreign shareholders in the Fund will generally be exempt from U.S. federal income tax on Capital Gain Dividends. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business for the foreign shareholder in the United States or if the foreign shareholder is present in the United States for 183 days or more in a year and certain other conditions are met.
Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.
The Fund (or a financial intermediary, such as a broker, through which shareholders own Fund Shares) generally is required to withhold and to remit to the US Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund Shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their Shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.
To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Taxes When Fund Shares Are Sold
Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited depending on your circumstances.
A foreign shareholder will generally not be subject to U.S. tax on gains realized on sales or exchange of Fund Shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the shareholder is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign shareholders should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Creation and Redemption Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
State and Local Taxes
Shareholders may also be subject to state and local taxes on income and gain attributable to your ownership of Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
Foreign Taxes
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
DISTRIBUTION
The Distributor, Pacer Financial, Inc., is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The

Distributor’s principal address is 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355. The Distributor is an affiliate of the Adviser.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares of the Fund traded on an Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund will be available in the future on the Fund’s website at www.PacerETFs.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by NYSE Arca, Inc. (the “Exchange”). The Exchange makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the ability of the Fund to achieve its investment objective. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
OTHER SERVICE PROVIDERS
The Pacer Funds Trust (the “Trust”) and Pacer Financial, Inc. (the “Distributor”), an affiliate of the Adviser, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes the Shares of the Funds. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is generally comprised of 25,000 Shares, though this may change from time to time. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), serves as administrator, transfer agent, and fund accountant for the Funds.
U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets.
Practus LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel for the Trust. Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as legal counsel for the Independent Trustees.
Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001, serves as the independent registered public accounting firm for the Funds.

Statement of Additional Information
[ ], 2021

For the Reorganization of

Pacific Global Senior Loan ETF a series of Pacific Global ETF Trust 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660 866-933-2398
into
Pacer Pacific Asset Floating Rate High Income ETF a series of Pacer Funds Trust 500 Chesterfield Parkway, Malvern, Pennsylvania 19355 (610) 644-8100

Acquisition of the Assets and Assumption of the Liabilities of: Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust
By and in Exchange for Shares of: Pacer Asset Floating Rate High Income ETF, a series of Pacer Funds Trust
This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Pacific Global Senior Loan ETF (the “Target Fund”), a series of Pacific Global Trust, into the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund” or the “Acquiring Fund”), a series of Pacer Funds Trust (the “Trust”).
In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Target Fund’s liabilities.
This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement and Prospectus dated [ ], 2021 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call [phone number].
CONTENTS OF THE SAI
This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund is not available. Copies of the Acquiring Fund’s annual and semi-annual reports, may be obtained when available, without charge, upon request by calling (800)-617-0004 or visiting www.PacerETFs.com.
INFORMATION INCORPORATED BY REFERENCE
This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:
•the Statement of Additional Information of the Target Fund, dated October 28, 2020, as amended and supplemented (File Nos. 333-227097 and 811-23376); and

•the Annual Report for the Target Fund for the fiscal year ended June 30, 2021
(File No. 811-23376).

SAI-1

PRO FORMA FINANCIAL STATEMENTS
Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly created series of the Trust, which does not have any assets or liabilities.
GENERAL INFORMATION ABOUT THE TRUST
GENERAL DESCRIPTION OF THE TRUST AND THE FUND
The Trust was organized as a Delaware statutory trust on August 12, 2014 and is authorized to issue multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).
The Fund described in this SAI seeks to provide a high level of current income.
The Pacer Pacific Asset Floating Rate High Income ETF (“FLRT”) is the successor in interest to the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, which was managed by Pacific Global Advisors LLC and sub-advised by Pacific Asset Management LLC, and has the substantially similar investment objective, strategies, and policies as those of the Pacific Global Senior Loan ETF since the Fund’s inception in February 28, 2015, with the exception of the Fund’s 80% policy and related risks. On [ ], 2021, the shareholders of the Pacific Global Senior Loan ETF approved the reorganization of the Pacific Global Senior Loan ETF into FLRT and, effective as of the close of business on [ ], 2021, the assets and liabilities of the Pacific Global Senior Loan ETF were transferred to FLRT in exchange for shares of the Pacer Pacific Asset Floating Rate High Income ETF. Previously, the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, acquired all of the assets and liabilities of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust, in a tax-free reorganization on December 27, 2019 (together, the “Predecessor Fund”). Accordingly, the Pacific Global Senior Loan ETF was the successor to the investment performance of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF, as a result of the reorganization.
Pacer Advisors, Inc. (“Pacer” or the “Adviser”) is the investment adviser to the Fund, and Pacific Asset Management LLC (“Pacific Asset Management” or the “Sub-Adviser”) serves as sub-adviser to the Fund. Pacer Financial, Inc. is the distributor (the “Distributor”) of the shares of the Fund and is an affiliate of the Adviser.
The Fund issues and redeems shares (“Shares”) at net asset value per share (“NAV”) only in large blocks of Shares (“Creation Units” or “Creation Unit Aggregations”). Currently, Creation Units generally consist of 20,000 Shares, though this may change from time to time. These transactions are usually in exchange for a basket of securities included in its portfolio and an amount of cash. As a practical matter, only institutions or large investors (authorized participants) who have entered into agreements with the Trust’s distributor, can purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares of the Fund are not redeemable securities.
Shares of the Fund are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and trade throughout the day on the Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the prices of Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
INVESTMENT STRATEGIES AND RISKS
The Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Fund’s additional investment policies and the different types of investments that may be made by the Fund as a part of its non-principal investment strategies. With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
The Fund intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain RIC qualification under Subchapter M of the Code.
SAI-2

GENERAL RISKS
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic, political, public health or cyber conditions that affect a particular security or issuer and changes in general economic, political, public health or cyber conditions. An investor in the Fund could lose money over short or long periods of time.
An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, cyber, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID‑19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
SAI-3

SPECIFIC INVESTMENT STRATEGIES
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic, political, public health or cyber conditions that affect a particular security or issuer and changes in general economic, political, public health or cyber conditions. An investor in the Fund could lose money over short or long periods of time.
An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, cyber, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.
INVESTMENT LIMITATIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:
1.The Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;
2.The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
5.The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;
SAI-4

6.The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and
7.The Fund may not purchase any security if, as a result of that purchase, more than 25% of the Fund net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non- fundamental restrictions, which may be changed without a shareholder vote.
1.Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other adjustable rate securities.
With respect to interpretations of the SEC or its staff described in Fundamental restriction number 2 and number 3 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund total assets at the time when the borrowing is made. The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, new Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. On August 19, 2022, the SEC will rescind Release 10666 and withdraw letters and similar guidance addressing the Fund’s use of derivatives and require funds to satisfy the requirements of the Derivatives Rule. Unless the Fund elects to comply early with the Derivatives Rule, the Fund may continue to engage in certain asset segregation practices in accordance with Release 10666 and related staff letters and guidance until August 19, 2022.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Fund’s security holdings. As exchange-traded funds, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of an Order of the SEC applicable to the Fund, regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.
The Fund will disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.
The Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.PacerETFs.com. The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.
The Trust’s portfolio holdings policy provides that neither the Fund nor its Adviser, distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has
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been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each business day the Fund’s portfolio holdings information will be provided to the distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Fund in the secondary market. The distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the distributor to purchase and redeem large blocks of Shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Fund offers and redeems Shares.
Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s President or one of the principal officers of the Adviser. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell Shares of the Fund) only upon approval by the Trust’s President or one of the principal officers of the Adviser, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holding information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the Trust’s President or one of the principal officers of the Adviser.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Trust’s Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees (as defined below) are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business,
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operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreements with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer, provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board and Officers of the Trust. There are four members of the Board of Trustees (each, a “Trustee”), three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Joe M. Thomson serves
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as Chairman of the Board, and Deborah G. Wolk serves as the Trust’s Lead Independent Trustee. The Board of Trustees is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
The Board of Trustees has two standing committees: the Audit Committee and Nominating Committee. Each Committee is chaired by an Independent Trustee and composed of Independent Trustees.
The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of the Funds and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm.
The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee meets on an as needed basis.
Additionally, the Trust has a Fair Value Pricing Committee, appointed by the Board, comprised of certain officers of the Trust and employees of the Adviser. The Fair Value Pricing Committee is responsible for valuing securities held by the Funds for which current and reliable market quotations are not readily available.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President at Pacer Advisors, Inc. (since 2005)	48	Director, First Cornerstone Bank (2000–2016)
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	48	None
Jonathan H. Newman, Sr. Born: 1962	Trustee	Indefinite Term; since 2015	CEO and Chairman, Newman Wine & Spirits (since 2007)	48	None
Dennis J. Ryan Born: 1947	Trustee	Indefinite Term; since 2017	Principal/Owner, Brendan Abstract Company, Inc. (title insurance) (since 1999)	48	None
Individual Trustee Qualifications
The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the
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Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Thomson should serve as Trustee because of the experience he has gained as Founder and President of Pacer Advisors, Inc., Pacer Financial, Inc., and in his past roles with various registered broker-dealers and investment management firms. In addition, he holds the Certified Financial Planner® (CFP®), Chartered Life Underwriter® (CLU®), Chartered Financial Consultant® (ChFC®), and Chartered Mutual Fund Counselor (CMFC®) designations, the FINRA General Principal’s license, and the Pennsylvania Life & Annuity Insurance license.
The Trust has concluded that Ms. Wolk should serve as Trustee because of the experience she has gained during the past nineteen years providing accounting services and computer modeling expertise to small business clients, as well as her prior positions in the corporate finance field. In addition, she holds the Chartered Financial Consultant® (ChFC®) designation. The Trust believes that Ms. Wolk’s extensive experience in accounting and finance provides an appropriate background in areas applicable to investment company oversight.
The Trust has concluded that Mr. Newman should serve as Trustee because of his experience as a successful entrepreneur and as a lawyer. The Trust believes that Mr. Newman’s business acumen and legal expertise provide an appropriate background in areas applicable to investment company oversight.
The Trust has concluded that Mr. Ryan should serve as Trustee because of his experience as a successful entrepreneur in the title insurance industry. The Trust believes that Mr. Ryan’s business acumen and understanding of financial issues and risk management provide an appropriate background in areas applicable to investment company oversight.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005); Vice President, Pacer Financial, Inc. (since 2004)
Perpetua Seidenberg Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (since 2014); Auditor, PricewaterhouseCoopers LLP (2012–2014)
Shares Owned by Board Members. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
Because the Fund is new, the Trustees and officers did not own any Shares of the Fund as of the date of this SAI.
Board Compensation. Independent Trustees are paid by the Adviser from the unified management fee paid to the Advisor and not by the Fund. The Independent Trustees each receive a per meeting trustee fee of $1,500, as well as reimbursement for travel and other
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out-of-pocket expenses incurred in connection with attendance at Board meetings. The Trust has no pension or retirement plan. No officer, director or employee of the Adviser, including Mr. Thomson, receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation estimated to be earned by each Trustee for the Fund’s fiscal year ending October 31, 2020. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Each Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Joe M. Thomson	$0	$0
Independent Trustees
Deborah G. Wolk	$0	$6,000
Jonathan H. Newman, Sr.	$0	$6,000
Dennis J. Ryan	$0	$6,000
Control Persons and Principal Holders of Securities. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of June 10, 2020, there were no shares of the Fund outstanding.
INVESTMENT ADVISER AND SUB-ADVISER
Pacer Advisors, Inc. serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”). The Adviser is a Pennsylvania corporation located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. The Adviser is majority owned by Joe M. Thomson.
Pursuant to the Investment Advisory Agreement, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. The Adviser also arranges for transfer agency, custody, fund administration and all other non-distribution-related services necessary for the Fund to operate. The Fund pays the Adviser a 0.60% management fee equal to a percentage of the Fund’s average daily net asset.
Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fees paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses, if any.
The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund Shares, and otherwise currently pays all distribution costs for Fund Shares.
The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.
The Investment Advisory Agreement with respect to the Fund is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event Shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).
Management fees paid by the Fund/Predecessor Fund to the Fund’s investment adviser or previous investment adviser, as applicable, for the fiscal year/period noted below were as follows:
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Name of Fund	2021	2020	2019
Pacific Global Senior Loan ETF Predecessor Fund	[ ]	$176,091(1)	$123,096(2)
(1) The total management fees earned by the Predecessor Fund’s investment adviser during this period was $234,768 subject to fee waivers of $58,677.
(2) The total management fees earned by the Predecessor Fund’s investment adviser during this period was $277,982 subject to fee waivers of $154,886.
Sub-Adviser
The Trust, on behalf of the Fund, and the Adviser have retained Pacific Asset Management LLC (the “Sub-Adviser” or “Pacific Asset Management”), located at 840 Newport Drive, 7th Floor, Newport Beach, California 92660, to serve as sub-adviser for the Fund. As of [June 30, 2021], the Sub-Adviser had approximately $[16.7] billion in assets under management. The Sub-Adviser’s fixed income investment professionals were initially established in 2007, as a business division of Pacific Life Fund Advisors LLC, under the dealing name (a “d/b/a”) Pacific Asset Management. On December 31, 2019, Pacific Life Fund Advisors LLC’s business division, Pacific Asset Management then serving as the Fund’s sub-adviser, was reorganized into Pacific Asset Management LLC, as part of an internal corporate restructuring initiative. Consequently, Pacific Life Fund Advisors LLC transferred its duties and obligations under the Subadvisory Agreement (as defined below) to Pacific Asset Management LLC as of the same date.
Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser. The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of the Fund, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Predecessor Fund was not sub-advised. The Fund is new and the Adviser and has not paid management fees to the Sub-Adviser as of the date of this SAI.
Portfolio Managers. Bob Boyd, Portfolio Manager and Managing Director of the Sub-Adviser, and Ying Qiu, CFA, Portfolio Manager and Managing Director of the Sub-Adviser, are the primary persons responsible for the day-to-day management of the Fund. Mr. Boyd has served as the Sub-Adviser’s portfolio manager for the Fund since the Predecessor Fund’s inception. Ms. Qiu has served as the Sub-Adviser’s portfolio manager for the Fund since [ ], 2021.
In addition to the Fund, the Portfolio Managers each manage the following other accounts (collectively, the “Other Accounts”) as of June 31, 2021:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Bob Boyd
Registered Investment Companies	2	$1,505.5	0	$0.0
Other Pooled Investment Vehicles	5	$1,805.1	5	$1,805.1
Other Accounts	2	$962.0	0	$0.0
Ying Qiu
Registered Investment Companies	6	$3,461.9	0	$0.0
Other Pooled Investment Vehicles	1	$29.9	1	$29.9
Other Accounts	10	$2,688.6	0	$0.0
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Portfolio Managers Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Portfolio Managers did not own any Shares of the Fund.
Portfolio Managers Compensation. The portfolio managers are compensated by the Sub-Adviser. Each portfolio manager’s compensation consists of a fixed annual base salary and a share of the firm's profits. Compensation of the portfolio managers is not tied directly to the Fund's performance or assets under management.
Description of Material Conflicts of Interest. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser, the Sub-Adviser or a portfolio manager receives, or expects to receive, greater compensation from their management of the Other Accounts (some of which may receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s and the Sub-Adviser’s policy to manage each account based on its investment objectives and related restrictions, and each of the Adviser and the Sub-Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.
Codes of Ethics. The Trust, the Adviser, the Sub-Adviser, and the Distributor (as defined under “The Distributor”) have each adopted a code of ethics, including an insider trading policy, pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as applicable. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics).
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
Proxy Voting Policy. The Fund has delegated proxy voting responsibilities to the Sub-Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Sub-Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third party proxy solicitation firm to assist with voting proxies in a timely manner. The Trust’s chief compliance officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.
Under the Proxy Voting Policies, in the absence of specific voting guidelines from the client, the Sub-Adviser will vote proxies in the best interest of each particular client. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are attached as Appendix B. They are designed to vote in a manner consistent with the Adviser’s investment decision making. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on our voting authority in the same manner that they may place such restrictions on the actual selection of account securities. Clients may direct the vote in a particular solicitation.
The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services. The Sub-Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004 and (2) on the SEC’s website at www.sec.gov.
THE ADMINISTRATOR AND TRANSFER AGENT
Pursuant to a fund administration servicing agreement and a fund accounting servicing agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Services”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares. As compensation for the
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administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee.
Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The table below shows fees earned by Fund Services for services provided to the Fund/Predecessor Fund for the end of the fiscal year/periods noted below.

2021	2020	2019
$[ ]	$136(1)	$97,918(2)
THE CUSTODIAN
Pursuant to a Custody Agreement, U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.
SECURITIES LENDING ACTIVITIES
U.S. Bank (the “Securities Lending Agent”) serves as securities lending agent to the Fund. The Securities Lending Agent is responsible for the implementation and administration of the Fund’s securities lending program pursuant to an agreement between the Trust, on behalf of the Fund, and the Securities Lending Agent (the “Securities Lending Agreement”). The Securities Lending Agent acts as agent to the Fund to lend available securities with any person on the Securities Lending Agent’s list of approved borrowers and (i) determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower; (ii) ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent; (iii) receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (iv) marks loaned securities and collateral to their market value each business day based upon the market value of the loaned securities and collateral at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value of the loaned securities; (v) at the termination of a loan, returns the collateral to the borrower upon the return of the loaned securities to the Securities Lending Agent; (vi) invests cash collateral in accordance with the Securities Lending Agreement; and (viii) maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans outstanding, including an accounting of all securities lending transactions.
THE DISTRIBUTOR
The Trust and Pacer Financial, Inc. (the “Distributor”), an affiliate of the Adviser, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes the Shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain an active market in Shares. The principal business address of the Distributor is 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker- dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on sixty (60) days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board
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(including a majority of the Independent Trustees), or by the Distributor on sixty (60) days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
The Trust and Pacer Financial, Inc. (the “Distributor”), an affiliate of the Adviser, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes the Shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain an active market in Shares. The principal business address of the Distributor is 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker- dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on sixty (60) days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on sixty (60) days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of the Fund’s assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Fund Shares or the amount received by a shareholder as proceeds from the redemption of Fund Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares of the Fund.
Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its Shares. No payments pursuant to the Plan are expected to be made during the twelve (12)
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month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including APs with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain APs for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
LEGAL COUNSEL
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel for the Trust. Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as legal counsel for the Independent Trustees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company, 1514 Old York Road, Abington, PA 19001, serves as the independent registered public accounting firm for the Fund.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Fund Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
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The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.
The Sub-Adviser may use the Fund’s assets for, or participate in, third party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available commission in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
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The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. The Fund is new and have not paid any commissions to affiliated brokers.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. The Pacific Global Senior Loan ETF Predecessor Fund [did not hold] any securities of its regular broker dealers as of June 30, 2021.
Brokerage Commissions. For the fiscal period ended June 30, 2020 and fiscal year ended June 30, 2021, the Pacific Global Senior Loan ETF Predecessor Fund paid $0 and $[ ], respectively, in brokerage commissions.
Directed Brokerage. The Pacific Global Senior Loan ETF Predecessor Fund [did not pay] any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser as of June 30, 2021.
Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.
For the fiscal year ended June 30, 2021, the portfolio turnover rate for the Pacific Global Senior Loan ETF Predecessor Fund was 35% of the average value of its portfolio. During the fiscal year ended June 30, 2020, the portfolio turnover rate for the Pacific Global Senior Loan ETF Predecessor Fund was 48% of the average value of its portfolio.
High portfolio turnover levels - those in excess of 100% - can lead to additional transaction costs and possible tax consequences.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares of the Fund. Each Share of the Fund represents an equal proportionate interest in any given Fund with any given Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to the Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by the Fund and if a matter affects a particular fund differently from other funds, the Fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
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Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the Shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation, which is owned by its member firms, including international broker dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the fullest extent provided by law and in the manner provided in the By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
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The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at its NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s Shares is calculated each Business Day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time on each day that the New York Stock Exchange is open. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which both the New York Stock Exchange and Trust are open for business.
Fund Deposits. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposits (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposits are subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Creation Unit changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s portfolio. However, there will be no intraday changes to Deposit Securities or Deposit Cash except to correct errors in the published list.
The Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting (“custom orders”). The Trust may in its discretion require an Authorized Participant to purchase Creation Units of the Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of the Fund on that day will be made entirely in
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cash or, upon receiving a purchase order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) of such Fund is received and accepted is referred to as the “Order Placement Date.”
The order cut-off time for orders to purchase Creation Units for the Fund is expected to be [3:00 p.m.] Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form.
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day, as designated in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
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The order shall be deemed to be received on the Order Placement Date provided that the order is placed in proper form prior to the applicable cut-off time and the Deposit Cash, as applicable, and the Cash Component in the appropriate amount are deposited by [2:00] p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or Deposit Cash, as applicable, and the Cash Component in the appropriate amount are not received by [2:00] p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting there from. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the next Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub- custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of
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Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, are set forth in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Name of Fund	Fixed Creation Transaction Fee
Pacer Pacific Asset Floating Rate High Income ETF	[ ]
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Redemption requests must be placed by or through an Authorized Participant. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the
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event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction are set forth in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Name of Fund	Fixed Redemption Transaction Fee
Pacer Pacific Asset Floating Rate High Income ETF	[ ]
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern Time.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker- dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be
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made within three business days of the trade date. The Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.
In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A under the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, the Fund may require orders to be placed or notification of orders to be received prior to the trade date, as described in the Participant Agreement or the applicable order form, to receive the trade date’s net asset value. Orders to purchase Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the order form.
DETERMINATION OF NAV
Net asset value per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
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General Policies. The Fund intends to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book- entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “TCJA”) was enacted on December 22, 2017. The Tax Act made significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. The application of certain provisions of the TCJA is uncertain, and the changes in the act may have indirect effects on the Fund, its investments and its shareholders that cannot be predicted. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.
Qualification as a Regulated Investment Company (RIC). The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. To qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
(a)derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and
(c)distribute with respect to each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable
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ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.
In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Taxation of the Fund. If the Fund qualifies for treatment as RICs, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to their shareholders in the form of dividends.
If, for any taxable year, the Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement, they would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but to do so that Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.
The Fund intends to distribute, at least annually, substantially all of their investment company taxable income and net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their Shares of such undistributed amount, (ii) will be deemed to have paid their proportionate Shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.
If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that they will be able to do so. The Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.
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The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
At [ ], the Predecessor Fund had $[ ] short-term capital loss carryforwards and $[ ] in long-term capital loss carryforwards which do not expire.
Fund Distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional Shares. Moreover, distributions of the Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing Shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.
Dividends and other distributions are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.
Distributions by the Fund of investment income is generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are currently subject to a reduced maximum tax rate of 20%. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of non- corporate shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.
A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In addition, distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund.
Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the share becomes ex-dividend with respect to such dividend (91 days during the 181-day period
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beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends- received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of the Code.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of that shareholder’s tax basis in its Shares, and thereafter as capital gain, assuming the shareholder holds his or her Shares as capital assets. A return of capital is not taxable, but reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.
The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.
Sale or Exchange of Shares. A sale or exchange of Shares in the Fund may give rise to a gain or loss. For tax purposes, an exchange of Shares of the Fund for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.
Real Estate Investment Trusts. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in such Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by such Fund and, in turn, may be distributed by such Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction.
If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to shareholders.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or your broker) will
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send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
Some debt obligations that are acquired by the Fund may be treated as having original issue discount (“OID”). Generally, the Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If the Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.
The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Backup Withholding. The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign- source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
A beneficial holder of Shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of Shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.
A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund Shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their Shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.
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For a non-U.S. person to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).
A beneficial holder of Shares who is a non-U.S. person may be subject to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
Section 351. The Trust on behalf of the Fund has the right to reject an order for a purchase of Shares of the Trust if the purchaser (or any group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Foreign Investments. Income received by the Fund from sources within foreign countries and U.S. possessions (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
If as of the end of the Fund’s taxable year more than 50% of the value of the Fund’s assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens, or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, the Fund will treat those taxes as dividends paid to its shareholders who must include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.
If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and
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distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark- to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. In such instances, the Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.
Certain Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis. Legislation passed by Congress now requires the reporting of adjusted cost basis information for covered securities, which generally include Shares of a RIC acquired to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
General Considerations. The federal income tax discussion set forth above is for general information only. Shares of the Fund held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.
State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.
FINANCIAL STATEMENTS
The Annual Report for the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, for the fiscal period ended June 30, 2021 is a separate document, and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Predecessor Fund’s Annual Report at no charge by calling 1-800-617-0004 or through the Fund’s website at www.PacerETFs.com.
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APPENDIX A

The Sub-Adviser has adopted the following guidelines with respect to the Sub-Adviser’s proxy voting responsibilities for the Fund.

Summary
Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, PAM’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

PAM’s authority to vote proxies for clients is established by the Investment Management Agreement “IMA” or comparable documents. PAM manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy
PAM generally follows the voting guidelines included in this Policy; however each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest
PAM takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when PAM votes a proxy for an issuer with whom:
· PAM maintains a material business relationship
· PAM Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of PAM will only be considered to the extent that PAM has actual knowledge of such material business relationships. PAM employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the PAM CCO. Additionally, officers of PAM, including the Portfolio Managers and Senior Managing Directors, are required to complete an annual conflicts of interest statement to self-report certain activities, relationships and personal interests that may create, or appear to create and actual or potential conflict of interest. PAM will not vote proxies relating to such issuers identified as being involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, PAM will choose among the following options to eliminate such conflict:

· Vote in accordance with the Voting Guidelines, if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;
· If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;
· If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;
· If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that PAM acted in the best interest of its clients.

Abstaining from Proxy Voting
There are times when PAM may choose to abstain from voting a proxy because the cost of voting the proxy is believed to outweigh the expected benefit to the client. PAM may abstain or refrain from voting a proxy under certain circumstances. These include:
· When the cost of voting the proxy outweighs the benefits or is otherwise impractical;
· International constraints for timing and meeting deadlines; and
· Restrictions on foreign securities including shareblocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting)
Appendix A-1

Any proxies that PAM chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction
Under certain circumstances a client may delegate proxy voting authority to PAM and provide PAM with specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, PAM will vote in accordance with the Client’s specific instructions which may or may not align with the policy. Clients should be aware that providing specific instructions to PAM may result in voting that may be contrary to how PAM would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations
PAM may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. PAM may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, PAM generally votes consistently on the same matter when securities of an issuer are held by multiple Client Accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and PAM CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures
PAM provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines
Proxy proposals generally fall into one of the three following categories: routine business matters, social issues, and business proposals.

· Routine business matters are defined as those which do not change the structure, by-laws, or operations of the corporation. PAM generally votes with the recommendations of a company’s Board of Directors on routine business matters that are standard or non-controversial and will generally vote for proposals that are reflective of reasonable and equitable corporate standards.

· Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, PAM must serve exclusively the financial interests of its clients. PAM will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to clients. PAM believes the burden of social responsibility rests with management.

· Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. PAM will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Procedures
All proxies are sent to the appropriate PAM Portfolio Manager or analyst responsible for the security held in a Client Account for their review and recommendation. They research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. PAM uses information gathered from research, company management, PAM Portfolio Managers and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, PAM votes proxies in a manner intended to protect and enhance the economic value of the securities held in Client Accounts.

Proxies in certain Client Accounts are voted using a proxy management system called ProxyEdge. ProxyEdge is used exclusively to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyEdge generates a variety of reports and makes available various other types of information to assist in the review and monitoring of votes cast. The holdings in certain Client Accounts are electronically sent to the ProxyEdge system automatically by the custodians to ensure that PAM is voting the most current share position for clients. Once Compliance receives email
Appendix A-2

notification from ProxyEdge that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the respective Portfolio Managers for their vote selection. The Portfolio Managers respond with their selections. Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyEdge to the client, Client Account Custodian or third party as defined in the IMA confirming that Client Account proxies have been voted. An email is received from ProxyEdge confirming the vote was submitted.

For those Client Accounts not on the ProxyEdge system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyEdge, the proxy material is verified to have been received for the accounts not on ProxyEdge as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with PAM’s instructions. The final authority and responsibility for proxy voting remains with PAM.

Oversight Controls
PAM Compliance reviews the proxy votes casted to make sure PAM is following the proxy voting policies and procedures by:
· Reviewing no less than annually the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

Cross Reference / Source
· Rule 206(4)-6 of the Advisors Act
· Fiduciary Duty
· Contractual Requirements
· Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008)

Last Updated
September 22, 2017

Appendix A-3

OTHER INFORMATION
Item 15.    Indemnification:
Reference is made to Article VII, Section III of the Registrant’s Declaration of Trust, which was filed with the Registrant’s Initial Registration Statement on January 15, 2015. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
Item 16.    Exhibits:
Portions of various exhibits have been omitted because the information redacted is both not material and the type that the Registrant treats as private or confidential.

(1)	(a)
Certificate of Trust dated August 12, 2014 was previously filed with the Registrant’s Initial Registration Statement on January 15, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(b)
Declaration of Trust dated August 12, 2014 was previously filed with the Registrant’s Initial Registration Statement on January 15, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(2)
By-Laws dated August 12, 2014 were previously filed with the Registrant’s Initial Registration Statement on January 15, 2015 (File Nos. 333-201530 and 811-23024) and are incorporated herein by reference.

(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on N-14.
(5)		Instruments Defining Rights of Security Holders—Incorporated by reference to Articles III, V, VI, VII and VIII of the Declaration of Trust and By-Laws.
(6)	(a)
Investment Advisory Agreement between the Registrant and Pacer Advisors, Inc. dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(b)	Form of Amended Schedule A to the Investment Advisory Agreement - filed herewith.
	(c)	Form of Investment Sub-Advisory Agreement between Pacer Advisors, Inc. and Pacific Asset Management LLC - filed herewith.
(7)	(a)
Distribution Agreement between the Registrant and Pacer Financial, Inc. dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(b)	Form of Amended Appendix A to the Distribution Agreement - filed herewith.
(8)		Bonus, profit sharing contracts—None.
(9)	(a)
Custody Agreement between the Registrant and U.S. Bank National Association dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

Part C-1

(b)
Third Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(c)	Form of Amended Exhibit B to the Custody Agreement - filed herewith.
(10)	(a)
Rule 12b-1 Plan was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(b)
Amended Schedule A to the Rule 12b-1 plan was previously filed with Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on June 22, 2020 (File Nos. 33-201530 and 811-23024) and is incorporated by reference.

(11)		Opinion and Consent of Practus, LLP, regarding the legality of securities being issued - to be filed by subsequent amendment.
(12)		Form of Opinion and Consent of Thomas Hine LLP, supporting the tax matters and consequences of securities being issued - filed herewith.
(13)	(a)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(b)
Fourth Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(c)	Form of Amended Exhibit A to the Fund Administration Agreement - filed herewith.
(d)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(e)
Fourth Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(f)	Form of Amended Exhibit A to the Fund Accounting Agreement - filed herewith.
(g)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 26, 2015, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(h)
Third Amendment to Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 1, 2017, was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on August 28, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

	(i)	Form of Amended Exhibit A to the Transfer Agent Agreement - filed herewith.
(14)		Consent of Target Fund’s Independent Registered Public Accounting Firm – filed herewith.
(15)		Not Applicable.
(16)	(a)
Powers of Attorney were previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and are incorporated herein by reference.

(b)
Power of Attorney was previously filed with Pre-Effective Amendment No. 17 to the Registrant’s Registration Statement on December 8, 2017 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(17)	(a)
Code of Ethics of Pacer Funds Trust was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(b)
Code of Ethics of Pacer Advisors, Inc. dated August 3, 2017 was previously filed with Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on April 30, 2019 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

Part C-2

(c)
Code of Ethics of Pacer Financial, Inc. was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on May 27, 2015 (File Nos. 333-201530 and 811-23024) and is incorporated herein by reference.

(d)	Code of Ethics of Pacific Asset Management, dated January 1, 2021 – filed herewith.
Item 17.    Undertakings:
(1)The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)The Registrant agrees to file by PEA the opinion and consent of counsel regarding the tax consequences at the proposed Reorganization required by item 16(12) of Form N-14 upon the closing of the Reorganization.
Part C-3

SIGNATURES
As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin, on August 18, 2021.

PACER FUNDS TRUST

By:	/s/ Joe M. Thomson
Name:	Joe M. Thomson
Title:	President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed as of August 18, 2021 by the following persons in the capacities indicated.

Signature	Title

Deborah G. Wolk*	Lead Independent Trustee
Deborah G. Wolk

Dennis J. Ryan*	Trustee
Dennis J. Ryan

Jonathan H. Newman, Sr.*	Trustee
Jonathan H. Newman, Sr.

/s/ Joe M. Thomson	Trustee and President
Joe M. Thomson

/s/ Sean E. O’Hara	Treasurer
Sean E. O’Hara

*By:	/s/ Joe M. Thomson
Joe M. Thomson Attorney-in-Fact pursuant to Powers of Attorney

Part C-4

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(6)(b)	Form of Amended Schedule A to the Investment Advisory Agreement
(6)(c)	Form of Investment Sub-Advisory Agreement between Pacer Advisors, Inc. and Pacific Asset Management LLC
(7)(b)	Form of Amended Appendix A to the Distribution Agreement
(9)(c)	Form of Custody Agreement
(12)	Form of Opinion and Consent of Thompson Hine, LLP, supporting the tax matters and consequences of securities being issued
(13)(c)	Form of Amended Exhibit A to the Fund Administration Agreement
(13)(f)	Form of Amended Exhibit A to the Fund Accounting Agreement
(13)(i)	Form of Amended Exhibit A to the Transfer Agent Agreement
(14)	Consent of Target Fund’s Independent Registered Public Accounting Firm
(17)(d)	Code of Ethics of Pacific Asset Management
Part C-5

[LOGO]    PROXY CARD
    SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free [ ] to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

Pacific Global Senior Loan ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ ], 2021

The undersigned hereby appoints each of [ ], as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held 11:00 a.m. Central time, on [ ], 2021 at the principal executive offices of U.S. Bank Global Fund Services (the administrator the Target Fund and to the Acquiring Fund), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [phone number]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [ ], 2021. The proxy statement for this meeting is available at: [website].

Pacific Global Senior Loan ETF
    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) ________________________________________________________DATE
________________________________________________________SIGNATURE (IF HELD JOINTLY) ________________________________________________________ DATE

This proxy is solicited on behalf of the Board of Trustees of Pacific Global ETF Trust (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization approved by the Board of Trustees of Pacific Global ETF Trust, which provides for the reorganization of the Pacific Global Senior Loan ETF into the Pacer Pacific Asset Floating Rate High Income ETF, a newly created series of Pacer Funds Trust.	○	○	○
THANK YOU FOR VOTING